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                                                                EXHIBIT 10.18(b)


                  RECEIVABLES PURCHASE AND SERVICING AGREEMENT


                           Dated as of March 26, 1996


                                  by and among


                     CARLISLE PLASTICS FUNDING CORPORATION,

                                   as Seller,


                        REDWOOD RECEIVABLES CORPORATION,

                                  as Purchaser,


                            CARLISLE PLASTICS, INC.,

                                   as Servicer


                                       and


                      GENERAL ELECTRIC CAPITAL CORPORATION,

                     as Operating Agent and Collateral Agent
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                                TABLE OF CONTENTS

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                                                                                                ----
                                                    ARTICLE I.
                                          DEFINITIONS AND INTERPRETATION
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Section 1.01.  Definitions........................................................................ 1
Section 1.02.  Other Terms........................................................................16
Section 1.03.  Interpretation.....................................................................16

                                                    ARTICLE II.
                                        AMOUNTS AND TERMS OF THE PURCHASES

Section 2.01.  Purchases..........................................................................16
Section 2.02.  Optional Changes in Purchase Limit.................................................16
Section 2.03.  Notices Relating to Purchases......................................................17
Section 2.04.  Conveyance of Receivables..........................................................17
Section 2.05.  Facility Termination Date..........................................................18
Section 2.06.  Repayment of Capital Investment....................................................18
Section 2.07.  Daily Yield........................................................................18
Section 2.08.  Fees...............................................................................18
Section 2.09.  Time and Method of Payments........................................................18
Section 2.10.  Further Action Evidencing Purchases................................................18
Section 2.11.  Additional Costs; Capital Requirements.............................................19
Section 2.12.  Breakage Costs.....................................................................20
Section 2.13.  Purchase Excess....................................................................20

                                                   ARTICLE III.
                                              CONDITIONS TO PURCHASE

Section 3.01.  Conditions Precedent to Effectiveness of Agreement.................................20
Section 3.02.  Conditions Precedent to All Purchases..............................................22

                                                    ARTICLE IV.
                                          REPRESENTATIONS AND WARRANTIES

Section 4.01.  Representations and Warranties of the Seller.......................................23
Section 4.02.  Representations and Warranties of the Servicer.....................................27

                                                    ARTICLE V.
                                          GENERAL COVENANTS OF THE SELLER

Section 5.01.  Affirmative Covenants of the Seller................................................28
Section 5.02.  Reporting Requirements of the Seller...............................................29
Section 5.03.  Negative Covenants of the Seller...................................................30

                                                    ARTICLE VI.
                                           COLLECTIONS AND DISBURSEMENTS

Section 6.01.  Establishment of Accounts..........................................................31
Section 6.02.  Funding of Collection Account......................................................33
Section 6.03.  Daily Disbursements From the Collection Account - Revolving Period.................34
Section 6.04.  Disbursements From the Retention Account - Settlement Date Procedures -
                  Revolving Period................................................................35
Section 6.05.  Liquidation Settlement Procedures..................................................36
Section 6.06.  Investment of Accounts.............................................................38
Section 6.07.  Termination Procedure..............................................................38
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
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                                                   ARTICLE VII.
                                            APPOINTMENT OF THE SERVICER
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Section 7.01.  Appointment of the Servicer...........................................................38
Section 7.02.  Duties and Responsibilities of the Servicer...........................................38
Section 7.03.  Collections on Receivables............................................................39
Section 7.04.  Authorization of the Servicer.........................................................39
Section 7.05.  Servicing Fees........................................................................39
Section 7.06.  Covenants of the Servicer.............................................................39
Section 7.07.  Reporting.............................................................................40
Section 7.08.  Annual Statement as to Compliance.....................................................41
Section 7.09.  Annual Independent Public Accountants' Servicing and Compliance Report................41

                                                   ARTICLE VIII.
                                            GRANT OF SECURITY INTERESTS

Section 8.01.  Seller's Grant of Security Interest...................................................41
Section 8.02.  Seller's Certification................................................................42
Section 8.03.  Consent to Assignment.................................................................42
Section 8.04.  Delivery of Collateral................................................................43
Section 8.05.  Seller Remains Liable.................................................................43
Section 8.06.  Covenants of the Seller and Servicer Regarding the Collateral.........................43

                                                    ARTICLE IX.
                                                TERMINATION EVENTS

Section 9.01.  Termination Events....................................................................45
Section 9.02.  Events of Servicer Termination........................................................47

                                                    ARTICLE X.
                                                     REMEDIES

Section 10.01.  Actions Upon Termination Event.......................................................48
Section 10.02.  Exercise of Remedies.................................................................49
Section 10.03.  Severability of Remedies.............................................................49
Section 10.04.  Power of Attorney....................................................................49
Section 10.05.  Continuing Security Interest.........................................................50

                                                    ARTICLE XI.
                                                SUCCESSOR SERVICER

Section 11.01.  Servicer Not to Resign...............................................................50
Section 11.02.  Appointment of the Successor Servicer................................................50
Section 11.03.  Duties of the Servicer...............................................................50
Section 11.04.  Effect of Termination or Resignation.................................................50

                                                   ARTICLE XII.
                                                  INDEMNIFICATION

Section 12.01.  Indemnities by the Seller............................................................51
Section 12.02.  Indemnities by the Servicer..........................................................51

                                                   ARTICLE XIII.
                                                  OPERATING AGENT

Section 13.01.  Authorization and Action.............................................................52
Section 13.02.  Reliance, etc........................................................................52
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Section 13.03.  GE Capital and Affiliates.........................................................53

                                                   ARTICLE XIV.
                                                   MISCELLANEOUS

Section 14.01.  Notices, Etc......................................................................53
Section 14.02.  Binding Effect; Assignability.....................................................53
Section 14.03.  Costs, Expenses and Taxes.........................................................53
Section 14.04.  Confidentiality...................................................................54
Section 14.05.  No Proceedings....................................................................54
Section 14.06.  Amendments; Waivers; Consents.....................................................54
Section 14.07.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL......................55
Section 14.08.  Execution in Counterparts; Severability...........................................55
Section 14.09.  Descriptive Headings..............................................................55
Section 14.10.  Limited Recourse..................................................................55

Schedule 1        -        Concentration Limits
Schedule 2        -        Excluded Obligors
Annex A to
Schedule 2        -        Form of Amending Letter
Schedule 3        -        Determination of "Daily Yield"
Schedule 4        -        Yield Discount Amount
Schedule 5        -        Addresses of the Seller
Schedule 6        -        List of Lockboxes and Lockbox Accounts
Schedule 7        -        List of Seller Agreements
Schedule 8        -        List of Originator/Servicer Trade, Fictitious, Assumed and "Doing Business as"
                           Names

Exhibit A-1       -        Form of Seller Notice (Request for Purchase)
Exhibit A-2       -        Form of Seller Notice (Reduction of Commitment)
Exhibit A-3       -        Form of Seller Notice (Termination of Commitment)
Exhibit A-4       -        Form of Seller Notice (Repayment of Capital Investment)
Exhibit B         -        Form of Purchase Assignment
Exhibit C         -        Form of Investment Base Certificate
Exhibit D         -        Form of Officer's Certificate as to Solvency
Exhibit E         -        Form of Officer's Certificate of Seller
                           (Bringdown Certificate)
Exhibit F         -        Form of Officer's Certificate of Servicer
Exhibit G         -        Form of Monthly Report
Exhibit H         -        Financial Covenants
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
RECEIVABLES PURCHASE AND SERVICING AGREEMENT, dated as of March 26, 1996 (the
"AGREEMENT") by and among CARLISLE PLASTICS FUNDING CORPORATION, a Delaware corporation (the "SELLER"), REDWOOD RECEIVABLES CORPORATION, a Delaware
corporation, as Purchaser (as such, together with its successors and assigns, the "PURCHASER"), GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as operating agent hereunder (as such, together with its successors and assigns, the "OPERATING AGENT") and in its capacity as Collateral Agent for the Purchaser
Secured Parties (as such, together with its successors and assigns, the
"COLLATERAL AGENT"), and CARLISLE PLASTICS, INC., a Delaware corporation, as servicer hereunder (as such, together with its successors and permitted assigns, the "SERVICER").

                                    RECITALS

                  A. The Seller is a wholly-owned bankruptcy remote Subsidiary of the Originator.

                  B. The Seller has been formed for the sole purpose of purchasing or otherwise acquiring certain trade receivables originated by Carlisle Plastics, Inc. (the "Originator").

                  C. The Seller intends that such trade receivables shall be purchased by or contributed to the Seller pursuant to the Receivables Sale
Agreement, dated as of April 14, 1994 as amended by Amendment No. 1 to Receivables Sale Agreement dated October 25, 1994 and by Amendment No. 2 thereto dated as of the date hereof (as amended, the "TRANSFER AGREEMENT"), by and among the Originator and the Seller.

                  D. The Seller and the Purchaser intend that the Purchaser purchase the Receivables.

                  E. The Operating Agent has been requested and is willing to act as operating agent on behalf of the Purchaser in connection with the making and financing of such advances.

                  F. In order to effectuate the purposes of this Agreement, the Purchaser and the Operating Agent desire that a servicer be appointed to perform certain servicing, administrative and collection functions in respect of the receivables acquired by the Purchaser under this Agreement.

                  G. The Originator has been requested and is willing to act as the Servicer.

                  NOW, THEREFORE, the parties agree as follows:

                                     ARTICLE I.

                         DEFINITIONS AND INTERPRETATION

         Section 1.01. Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the following meanings:

                  "Accrued Monthly Yield" means for any day within a Settlement
Period, the Daily Yield calculated for each day from and including the first day of the Settlement Period through and including the day for which the calculation is being made.

                  "Accrued Servicing Fee" means for any day within a Settlement
Period, the Servicing Fee calculated for each day from and including the first day of the Settlement Period through and including the day for which the calculation is being made.

                  "Accrued Unused Commitment Fee" means for any day within a Settlement Period, the Unused Commitment Fee calculated for each day from and including the first day of the Settlement Period through and including the day for which the calculation is being made.

                  "Accumulated Funding Deficiency" has the meaning provided in
Section 412 of the Internal Revenue Code and Section 302 of ERISA, whether or not waived.


                                        1
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                  "Additional Amounts" means any amounts payable to any Affected
Party under Sections and 2.11 and 2.12.

                  "Additional Costs" has the meaning specified in Section
2.11(b).

                  "Administration Fee" means a fee payable by the Seller to the Purchaser in respect of each Settlement Period as set out in the Fee Letter between the Seller and the Purchaser.

                  "Adverse Claim" means any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the ownership or security interest created under the Purchase Agreement, the Collateral Agent Agreement or the Credit Agreement.

                  "Affected Party" means the Purchaser, any of the Liquidity
Lenders, the Operating Agent, any of the Letter of Credit Providers, the Collateral Agent, or any Affiliate of the foregoing persons.

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person within the meaning of control under Section 15 of the Securities Act of 1933, as amended.

                  "Agreement" means this Receivables Purchase and Servicing
Agreement.

                  "Authorized Officer" means, with respect to any corporation, the Chairman or Vice-Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer and each other officer of such corporation specifically authorized in resolutions of the Board of Directors of such corporation to sign agreements, instruments or other documents in connection with this Agreement.

                  "Availability" means, as of any date, the lesser of:

         (a)      an amount equal to:

                  (i)      the Investment Base

         times

                  (ii)     the Purchase Discount Rate

         minus

                  (iii)    the Yield Discount Amount,

         and

         (b)      the Maximum Purchase Limit then in effect.

                  "Billed Amount" means, with respect to any Receivable, the amount billed on the Billing Date to the related Obligor with respect thereto.

                  "Billing Date" means the date on which the invoice with respect to a Receivable was generated.

                  "Breakage Costs" has the meaning specified in Section 2.12.

                  "Business Day" means any day of the year other than a Saturday, Sunday or any day on which banks generally are required, or authorized, to close in New York, New York.


                                        2

                  "Capital Investment" means, as of the date of any calculation, an amount equal to (a) the aggregate deposits made in the Collection Account pursuant to Section 2.04(b)(i) on or before such date minus (b) any amount disbursed to the Purchaser in reduction of Capital Investment pursuant to
Section 6.02, 6.03 or 6.05 on or before such date.

                  "Capital Investment Available" means, as of the date of any calculation, the excess, if any of Availability over Capital Investment at the opening of business on such date.

                  "Capital Investment Shortfall" means, for any day with respect to which the prior day the Deferred Purchase Price Adjustment for the prior day was greater than zero and was not satisfied, the amount, if any, by which the Deferred Purchase Price Adjustment calculated as of such prior day exceeded the amount of Collections on deposit in the Capital Investment Sub-Account of the Collection Account as of such prior day after disbursement of amounts set forth in Sections 6.03(c)(i) and (ii).

                  "Capital Investment Sub-Account" means a sub-account of the Collection Account designated as such.

                  "Cash Purchase Price" means, as of any date of Purchase, the amount distributable to the Seller pursuant to Section 6.03(c)(vi).

                  "Collateral" means the Seller Collateral assigned and pledged by the Seller in Section 8.01.

                  "Collateral Account" means the account maintained with the Depositary described in Section 6.01(d).

                  "Collateral Agent" means GE Capital or such other party designated as agent for the secured parties under the Collateral Agent Agreement.

                  "Collateral Agent Agreement" means the Second Amended and Restated Collateral Agent and Security Agreement, dated as of June 29, 1995 as amended by Amendment No. 1 dated as of February 27, 1996, among the Redwood, the Collateral Agent, the Letter of Credit Agent, the Liquidity Agent and the Depositary as such Agreement may be amended or modified.

                  "Collection Account" means the account maintained with the Depositary described in Section 6.01(b).

                  "Collections" means, with respect to any Receivable, all cash collections and other Proceeds of such Receivable (including late charges, fees and interest arising thereon, and all recoveries with respect to Receivables that have been written off as uncollectible).

                  "Commercial Paper" means promissory notes issued by the Purchaser.

                  "Commonly Controlled Entity" means the Originators and any entity, whether or not incorporated, affiliated with the Originators pursuant to
Section 414(b), (c), (m) or (o) of the Internal Revenue Code.

                  "Concentration Discount Amount" means, with respect to any Obligor, on any date after giving effect to all Eligible Receivables to be purchased on such date, the amount by which the Outstanding Balance of Eligible Receivables payable by such Obligor exceeds the lesser of either (a) the dollar amount (if any) set forth on Schedule 1, or (b) the product of (i) such Obligor's percentage set forth on Schedule 1 and (ii) the Outstanding Balance of all Transferred Receivables that are Eligible Receivables on such date. The Concentration Discount Amount may be changed at any time at the sole discretion of the Operating Agent and upon satisfaction of the Rating Agency Condition.

                  "Contract" means an agreement (including an invoice) pursuant to, or under which, an Obligor shall be obligated to pay for Receivables of such Obligor to the Originator from time to time.

                  "CP Holder" means any Person holding record or beneficial ownership of Commercial Paper.

                  "CP Interest" has the meaning specified in Schedule 3.

                  "Credit Agreement" shall mean, the Credit Agreement, as amended, between and among the Servicer, as Borrower, Poly-Tech, Inc., A&E Products (Far East) Ltd., Plasticos Bajacal S.A. de C.V., Rhino-X Industries, Inc., A&E Korea, Ltd., American Western Corporation and AWC Transportation Corporation, as Co-Obligors, and General Electric Capital Corporation, as Agent and Lender.

                  "Credit and Collection Policies" means the credit and collection policies of the Originator in effect on the Effective Date as such policies may hereafter be amended, modified or supplemented from time to time with the written consent of the Operating Agent.

                  "Daily Yield" has the meaning specified in Schedule 3.

                  "Daily Yield Rate" has the meaning specified in Schedule 3.

                  "Dealer" means any dealer under a Dealer Agreement.

                  "Dealer Agreement" means any dealer agreement entered into by the Purchaser for the distribution of Commercial Paper.

                  "Debt" of any Person means indebtedness, obligations and liabilities of such Person (a) for borrowed money, (b) evidenced by bonds, debentures, notes or other similar instruments (excluding accrued interest), (c) to pay the deferred purchase price of property or services (it being understood that Debt shall not include obligations both (i) classified as accounts payable, accrued liabilities or income taxes payable under GAAP, (ii) incurred in the ordinary course of business and (iii) not delinquent or otherwise past due), (d) principal obligations as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (e) secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations (but only to the extent of the fair market value of such property or assets), (f) under any interest rate, swap, "cap", "collar" or other hedging agreement, (g) under reimbursement agreements or similar agreements with respect to the issuance of letters of credit (other than obligations in respect of letters of credit opened to provide for payment of goods and services purchased in the ordinary course of business), (h) under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (h) above, and (i) liabilities in respect of unfunded vested benefits under plans covered by ERISA, provided that no obligation, indebtedness or liability included in Debt shall be included in more than one of clauses (a) through (i). For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Debt of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Debt, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Debt of another Person, or to supply funds to or in any manner invest in another Person in connection with Debt of such Person.

                  "Deemed Defaults" means for any Settlement Period, the sum of
(i) the aggregate Outstanding Balance of Transferred Receivables which were from 91 to 120 days past Maturity Date as of the last day of such Settlement Period, plus (ii) the aggregate Outstanding Balances of Transferred Receivables which were (A) written off as uncollectible during such Settlement Period and (B) not more than 90 days past Maturity Date of the time of such write-off.

                  "Default Ratio" means, as of any date, the ratio (expressed as a percentage) computed by dividing:

                  (a) the sum of the Outstanding Balance of Transferred Receivables which became Defaulted Receivables during the three Settlement Periods preceding such date by

                  (b) the sum of the Outstanding Balance of all Transferred Receivables on the last day of each of the three Settlement Periods preceding such date.

                  "Defaulted Receivable" means a Receivable (a) as to which any payment, or part thereof, remains unpaid for more than 90 days after the Maturity Date of such Receivable, or (b) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in
Section 9.01(c) in respect of the Obligor, or (c) which otherwise would be determined to be uncollectible and written off in accordance with the Credit and Collection Policies.

                  "Deferred Purchase Price" means, as of any date of Purchase, an amount equal to the product of (a) the Outstanding Balance of Receivables to be sold and (b) the Deferred Purchase Price Rate, in each case as of such date.

                  "Deferred Purchase Price Adjustment" means, as of the end of any date during the Revolving Period, an amount (positive or negative) equal to
(a) the product of (i)(A) the Deferred Purchase Price Rate calculated as of the end of the previous date on which a Deferred Purchase Price Adjustment was calculated minus (B) the Deferred Purchase Price Rate as of the end of such date; and (ii) (A) the aggregate Outstanding Balance of Transferred Receivables as of the end of the previous date on which a Deferred Purchase Price Adjustment was calculated, minus (B) Collections received since the end of the previous date on which a Deferred Purchase Price Adjustment was calculated minus (C) Defaults and other non-cash dilutions since the end of the previous date on which a Deferred Purchase Price Adjustment was calculated, minus (b) the Deferred Purchase Price Shortfall, if any, plus (c) the Capital Investment Shortfall, if any.

                  "Deferred Purchase Price Collections" means, as of the end of the previous date, an amount equal to the product of (a) Collections and (b) the Deferred Purchase Price Rate, in each case as of such date.

                  "Deferred Purchase Price Outstanding" means, as of the end of any date, an amount equal to the product of (a) the Outstanding Balance of Transferred Receivables and (b) the Deferred Purchase Price Rate, in each case of such date.

                  "Deferred Purchase Price Rate" means:

                  (a) as of the end of any date during the Revolving Period, a fraction (expressed as a percentage) (i) the numerator of which equals the Outstanding Balance of Transferred Receivables minus Availability, in each case on such date, and (ii) the denominator of which is the Outstanding Balance of Transferred Receivables on such date; and

                  (b) on any date after the Facility Termination Date, the Deferred Purchase Price Rate calculated according to clause (a) immediately prior to the Facility Termination Date.

                  "Deferred Purchase Price Shortfall" means, for any day with respect to which the prior day the Deferred Purchase Price Adjustment for the prior day was less than zero and was not satisfied, the amount, if any, by which the Deferred Purchase Price Adjustment calculated as of such prior day exceeded the amount of Collections on deposit in the Deferred Purchase Price Sub-Account of the Collection Account as of such prior day after disbursement of amounts set forth in Sections 6.03(b)(i) and (ii).

                  "Deferred Purchase Price Sub-Account" means a sub-account of the Collection Account designated as such.

                  "Delinquency Ratio" means, on any date of determination, the ratio (expressed as a percentage) computed by dividing:

                  (a) the Outstanding Balance of all Transferred Receivables that were Delinquent Receivables on the last day of each of the three Settlement Periods preceding such date by

                  (b) the sum of the Outstanding Balance of all Transferred Receivables on the last day of each of the three such Settlement Periods preceding such date.

                  "Delinquent Receivable" means any Receivable, other than a Defaulted Receivable, as to which any payment, or part thereof, remains unpaid for more than 60 days past its Maturity Date.

                  "Depositary" means Bankers Trust Company, or any other Person designated as the successor Depositary from time to time in its capacity as issuing and paying agent or trustee in connection with the issuance of Commercial Paper by Redwood.

                  "Dilution Factors" means, with respect to the Transferred Receivables, any net credits, rebates, freight charges, cash discounts, volume discounts, cooperative advertising expenses, royalty payments, warranties, cost of parts required to be maintained by agreement (whether express or implied), warehouse and other allowances, disputes, chargebacks, defective returns, other returned or repossessed goods, inventory transfers, allowances for early payments and other similar allowances that are made or coordinated with the Originator's usual practices (other than deductions for promotional allowances, discounts or similar deductions or rebates that may be charged against such Transferred Receivables), in each case after, in the case of any Receivable, such Receivable first became a "Receivable" hereunder; provided that any allowances or adjustments in accordance with the Credit and Collection Policies made on account of an Obligor's insolvency or inability to pay shall not constitute a Dilution Factor.

                  "Dilution Funded Amount" means, for any date, an amount equal to (a) (i) (A) the Outstanding Balance of previously Transferred Receivables which have become Defaulted Receivables plus (B) other non-cash reductions of the Outstanding Balance of Transferred Receivables since the preceding Business Day, times (ii) 1 minus the Deferred Purchase Price Rate as of the end of the preceding Business Day, plus (b) the Dilution Funded Amount Shortfall, if any, outstanding at the end of the preceding Business Day.

                  "Dilution Funded Amount Shortfall" means, for any date, an amount equal to the amount, if any, by which (a) the Dilution Funded Amount exceeds (b) (i) the amount, if any, by which Deferred Purchase Price Collections exceed the sum of the amounts set forth in Section 6.03(b)(i).

                  "Dilution Ratio" means, on any date of determination, the ratio (expressed as a percentage) computed by dividing:

                  (a) an amount equal to the aggregate amount of Dilution Factors, as reflected on the books of the Originator during the Settlement Period preceding such date by

                  (b) Generated Receivables recorded during the third Settlement Period preceding such date.

                  "Dilution Reserve Ratio" means, on any date of determination, an amount (expressed as a percentage) calculated in accordance with the following formula:

[(ADR x 2.00) + [(HDR - ADR) x HDR OVER ADR ]] x DILHOR OVER NRPB

                  where:

                  ADR = the ratio (expressed as a percentage) computed by dividing:

                                   (a) an amount equal to the aggregate amount
                           of Dilution Factors, as reflected on the books of the Originator during the prior twelve Settlement Periods by

                                   (b) Generated Receivables during the period
                           commencing on the first day of the fourteenth Settlement Period prior to such day and ending on the last day of the third Settlement Period prior to such day.


                  HDR = the highest Dilution Ratio within the last twelve Settlement Periods

                  DILHOR = Generated Receivables recorded during the prior two
                           Settlement Periods

                  NRPB = the Outstanding Balance of Eligible Receivables on the last day of the preceding Settlement Period.

The Dilution Reserve Ratio from the closing until the first month shall be established by the Operating Agent at closing and the underlying calculations for each of the twelve months preceding the first month after closing to be used in future calculations of the Dilution Reserve Ratio shall be established by the Operating Agent at closing.

                  "Dilutions-to-Collections Ratio" means, as of any Settlement Date, the ratio (expressed as a percentage) computed by dividing:

                  (a) the aggregate unpaid amounts on all Transferred Receivables resulting from credits, discounts, rescissions, merchandise returns, contractual allowances, compromises, adjustments, extensions or other non-cash deductions (other than Promotional Allowances) during the preceding three Settlement Periods by

                  (b) the aggregate amount of all Collections on Transferred Receivables during such Settlement Periods.

                  "Effective Date" means the date of this Agreement.

                  "Eligible Receivable" means, at any time, a Transferred
Receivable:

                  (a) which is not the liability of an Excluded Obligor;

                  (b) which is a liability of an Obligor organized under the laws of any jurisdiction in the United States and having its principal office in the United States;

                  (c) which is denominated and payable in United States dollars;

                  (d) which is not a Delinquent Receivable or a Defaulted Receivable;

                  (e) as to which the representations and warranties of Section 4.01(c) of the Transfer Agreement are true and correct in all respects as of the related Transfer Date; and

                  (f) which complies with such other criteria and requirements as the Operating Agent may from time to time specify to the Seller following 30 days' notice or, if so required by either Rating Agency, upon the number of days notice specified by such Rating Agency.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations promulgated thereunder.

                  "Event of Servicer Termination" has the meaning specified in
Section 9.02.

                  "Excluded Obligor" means an Obligor which is (a) an Affiliate of the Originator or the Seller, (b) a Governmental Authority, (c) an Obligor of which more than 50% of its Receivables are Delinquent Receivables or Defaulted Receivables, or (d) an Obligor listed on Schedule 2 as revised from time to time pursuant to a letter in the form of Annex A thereto.

                  "Facility Termination Date" means the earlier of (a) the date so designated pursuant to Section 9.01 as a result of a Termination Event, and
(b) 90 days prior to the Final Purchase Date.

                  "Fee Letter" means the letter dated March 26, 1996 between the Seller and the Purchaser.

                  "Final Purchase Date" means July 14, 1999.

                  "GAAP" means generally accepted accounting principles as in effect in the United States, consistently applied, as of the date of such application.

                  "GE Capital" means General Electric Capital Corporation.

                  "Generated Receivables" means the Outstanding Balance of all Transferred Receivables generated during the Settlement Period.

                  "Governmental Authority" means the United States of America, any state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

                  "Incipient Event" means an event which, upon the giving of notice or the passage of time, or both, may become a Termination Event.

                  "Indemnified Amounts" has the meaning specified in Section 12.01(a).

                  "Indemnified Party" has the meaning specified in Section 12.01(a).

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Investment Base" means, for any date, as disclosed in the most recently submitted Investment Base Certificate, an amount equal to the Outstanding Balance of Transferred Receivables that are Eligible Receivables minus the Concentration Discount Amount in respect of such Eligible Receivables.

                  "Investment Base Certificate" means an Officer's Certificate in the form of Exhibit C to the Purchase Agreement.

                  "Investments" means, with respect to any Seller Account Collateral, the certificates, instruments or other Permitted Investments in which amounts in such account are invested from time to time.

\                  "Letter of Credit" means the letter of credit, dated June 29,
1995, provided by the Letter of Credit Providers pursuant to the Letter of Credit Agreement.

                  "Letter of Credit Agent" means GE Capital, in its capacity as agent for the Letter of Credit Providers under the Letter of Credit Agreement, and its successors and permitted assigns in such capacity.

                  "Letter of Credit Agreement" means the Second Amended and Restated Letter of Credit Reimbursement Agreement, dated as of June 29, 1995 as amended by Amendment No. 1 dated as of February 27, 1996, among the Redwood, the Letter of Credit Agent and the Letter of Credit Providers as such Agreement may be amended or modified.

                  "Letter of Credit Providers" means, initially, GE Capital, as provider of the Letter of Credit under the Letter of Credit Agreement, and thereafter its successors and any permitted assigns in such capacity.

                  "Liquidity Agent" means GE Capital and its successors and assigns as agent for the Liquidity Lenders pursuant to the Liquidity Loan Agreement.

                  "Liquidity Lenders" means, collectively, GE Capital and any other provider of Liquidity Loans under the Liquidity Loan Agreement.

                  "Liquidity Loan Agreement" means the Second Amended and Restated Liquidity Loan Agreement, dated as of June 29, 1995 as amended by Amendment No. 1 dated as of February 27, 1996 among Redwood, the Liquidity Lenders and the Liquidity Agent in connection with the provision of liquidity support for Redwood as such Agreement may be amended or modified.

                  "Liquidity Loans" means borrowings by Redwood under the Liquidity Loan Agreement with respect to the Seller.

                  "LOC Draw" means a draw under the Letter of Credit Agreement.

                  "Lockbox" has the meaning specified in Section 6.01(a)(ii).

                  "Lockbox Account" means one or more segregated deposit accounts described in Section 6.01(a) in the name of the Operating Agent, into which all Collections in respect of Transferred Receivables shall be deposited.

                  "Lockbox Agreement" means one or more agreements among the Originator, the Seller, the Operating Agent, the Purchaser and a Lockbox Bank with respect to a Lockbox Account, (a) providing that all Collections therein shall be remitted directly to the Collection Account within one Business Day of receipt, (b) providing that such depositary institution waives its rights of set-off with respect to such Lockbox Account, and (c) otherwise satisfactory to the Operating Agent.

                  "Lockbox Bank" means any of the banks or other financial institutions holding one or more Lockbox Accounts.

                  "Loss Reserve Ratio" means, on any date of determination, an amount (expressed as a percentage) calculated in accordance with the following formula:

                   2.00 x ARR x {DEFHOR}OVER{NRPB}

                  where:

                  ARR   =  the highest Three Month Aged Receivables Ratio that
                           occurred during the last twelve Settlement Periods.

                  DEFHOR = Generated Receivables recorded during the prior
                           three Settlement Periods.

                  NRPB   = the Outstanding Balance of Eligible Receivables on
                           the last day of the preceding Settlement Period.

The underlying calculations for the Loss Reserve Ratio for each of the twelve months preceding the first month after closing to be used in future calculations of the Loss Reserve Ratio shall be established by the Operating Agent at closing.

                  "Margin" means, for any period, the sum of the "Daily Margin Amounts" for each day in such period, where the "Daily Margin Amount" equals the Daily Margin (as specified in Schedule 3) for each such day multiplied by the Capital Investment on each such day.

                  "Maturity Date", for any Receivable, means the due date for payment specified in the related Contract, or, if no date is specified, 60 days from the Billing Date.

                  "Maximum Purchase Limit" means $45,000,000, as such amount may be subject to reduction in accordance with Section 2.02(a).

                  "Monthly Report" means the Monthly Report in the form of Exhibit G.

                  "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

                  "Multiemployer Plan" means a multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions or has liability.

                  "Net Proceeds Amount" means the face amount of Commercial Paper minus the discount on the price to the public and Dealer fees for such Commercial Paper.

                  "Obligor" means a Person (other than the Seller or the Originator) which is obligated to make payments pursuant to a Contract of the type described in the definition of the term "Contract" contained in this
Section 1.01.

                  "Officer's Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer solely in such person's capacity as an Authorized Officer.

                  "Operating Agent" means GE Capital, as Operating Agent under the Purchase Agreement, together with its successors and assigns.

                  "Operating Agent Agreement" means the Operating Agent Agreement, dated as of March 15, 1994, between Redwood and the Operating Agent.

                  "Originator" means Carlisle Plastics, Inc., a Delaware corporation.

                  "Other Purchase Agreements" means other agreements for the purchase or funding of receivables entered into from time to time by the Purchaser in which it is contemplated that such purchases or fundings will be financed in a similar manner as contemplated hereunder.

                  "Outstanding Balance" of any Receivable at any time means an amount (not less than zero) equal to (a) its Billed Amount, minus (b) all payments received from the Obligor with respect thereto, minus (c) all discounts to or any other modifications that reduce the Billed Amount; provided, that if the Operating Agent or the Servicer makes a determination that all payments by the Obligor with respect to such Billed Amount have been made, the Outstanding Balance shall be zero.

                  "Parent" means Carlisle Plastics, Inc., a Delaware corporation.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

                  "Permitted Investments" means one or more of the following:

                  (a) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or obligations of any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States;

                  (b) repurchase agreements on obligations specified in clause
(a); provided, that the short-term debt obligations of the party agreeing to repurchase are rated at least A-1+ by S&P and P-1 by Moody's;

                  (c) federal funds, certificates of deposit, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days or, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state; provided, that the short-term obligations of such depository institution or trust company are rated at least A-1+ by S&P and P-1 by Moody's;

                  (d) commercial paper (having original maturities of not more than 30 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition are rated at least A-1+ by S&P and P-1 by Moody's;

                  (e) securities of money market funds rated at least Aam by S&P and P-1 by Moody's; and

                  (f) such other investments with respect to which each Rating Agency shall have confirmed in writing to the Purchaser and Collateral Agent that such investments shall not result in a withdrawal or reduction of the then current rating by such Rating Agency of the Commercial Paper.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, association, joint venture, Governmental Authority or any other entity of whatever nature.

                  "Plan" means any pension plan (other than a Multiemployer
Plan) covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

                  "Proceeds" means, with respect to any Collateral, whatever is receivable or received when such Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment, including returned premiums, with respect to any insurance relating to such Collateral.

                  "Program Documents" means the Letter of Credit Agreement, the Liquidity Loan Agreement, the Collateral Agent Agreement, the Depositary Agreement, Commercial Paper Notes, the Operating Agent Agreement, each Accession Agreement and the Dealer Agreements.

                  "Purchase" means a purchase of Receivables (or interests therein) by the Purchaser from the Seller pursuant to Section 2.01.

                  "Purchase Assignment" means the Assignment entered into by the Seller and the Purchaser in the form attached as Exhibit B.

                  "Purchase Date" means each day on which a Purchase is made.

                  "Purchase Discount Rate" means a rate, as of any date, equal to 100% minus the greater of (a) (i) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio minus (ii) 15%, or (b) 15%.

                  "Purchase Excess" means, for any date, as disclosed in the most recently submitted Investment Base Certificate, the extent to which the then Capital Investment exceeds the Availability as of such date.

                  "Purchaser" means Redwood Receivables Corporation, a Delaware corporation.

                  "Purchaser Secured Parties" means the CP Holders, the Depositary, the Liquidity Agent, the Liquidity Lenders, the Letter of Credit Agent and the Letter of Credit Providers.

                  "Rating Agency" means each of Moody's and S&P.

                  "Rating Agency Condition" means, with respect to any action, that each Rating Agency has notified the Operating Agent and the Purchaser in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Commercial Paper.

                  "Receivable" means:

                  (a) indebtedness of an Obligor (whether constituting an account, chattel paper, instrument or general intangible) arising from the provision of merchandise, goods or services by the Originator to such Obligor, including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto;

                  (b) all security interests or liens and property subject thereto from time to time securing or purporting to secure payment by the Obligor;

                  (c) all rights under all guarantees, indemnities and warranties and proceeds thereof, proceeds of insurance policies, financing statements and other agreements or arrangements of whatever character, in each case from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

                  (d) all Collections with respect to any of the foregoing;

                  (e) all Records with respect to any of the foregoing; and

                  (f) all Proceeds of any of the foregoing.

                  "Receivable Collection Turnover" means, on any date of determination, a number of days equal to:

                  (a) a fraction, the numerator of which is equal to the average of the Outstanding Balance of Transferred Receivables on the first day of each Settlement Period during the prior twelve Settlement Periods and the denominator of which is equal to aggregate Collections received during such twelve Settlement Periods with respect to all Receivables originated by the Originator, multiplied by

                  (b) the number of days in such prior twelve month period.

                  "Records" means all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the Originator, the Servicer or the Seller with respect to Receivables and the related Obligors.

                  "Redwood" means Redwood Receivables Corporation, a Delaware corporation.

                  "Redwood Yield" for any period means the sum of the Daily Yield for each day in such period, as more fully specified in Schedule 3.

                  "Regulatory Change" means any change after the Effective Date in federal, state or foreign law or regulations (including, without limitation, Regulation D of the Federal Reserve Board) or the adoption or making after such date of any interpretation, directive or request applying to any Affected Party of or under any federal, state or foreign law or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

                  "Rejected Amount" means the amount of the capital contribution which the Originator is required to make to the Seller (as determined by the Operating Agent) as a result of breaches of representations and warranties with respect to Receivables transferred to the Seller by the Originator pursuant to
Section 4.04 of the Transfer Agreement.

                  "Related Documents" means each Lockbox Agreement, the Transfer Agreement, the Purchase Agreement, the Assignment and all agreements, instruments, certificates, financing statements or other documents required to be delivered thereunder.

                  "Reportable Event" means any of the events set forth in
Section 4043(c) of ERISA or the regulations thereunder.

                  "Requested Amount" means the amount which the Originator wishes to receive from the sale of Receivables on any Transfer Date.

                  "Request Notice" means, as more fully described in Section 2.01(b) of the Transfer Agreement, a notice in the form of a computer print-out, tape or other form of communication acceptable to the Operating Agent, which (a) enables identification of the amount of Receivables sold and contributed on a Transfer Date by the Originator to the Seller, (b) sets forth the amount of payments received with respect to the Transferred Receivables since the prior Transfer Date, and (c) sets forth the Requested Amount for the following Transfer Date.

                  "Retained Monthly Yield" means, for any day within a Settlement Period, the sum of all amounts transferred to or retained in the Retention Account with respect to Daily Yield calculated as of the previous day in accordance with Section 6.03(b)(i)(A).

                  "Retained Servicing Fee" means, for any day within a Settlement Period, the sum of all amounts transferred to or retained in the Retention Account with respect to the Servicing Fee calculated as of the previous day in accordance with Section 6.03(b)(i)(C).

                  "Retained Unused Commitment Fee" means, for any day within a Settlement Period, the sum of all amounts transferred to or retained in the Retention Account with respect to the Unused Commitment Fee calculated as of the previous day in accordance with Section 6.03(b)(i)(E).

                  "Retention Account" means the account maintained with the Depositary described in Section 6.01(c).

                  "Retention Account Deficiency" means, for any Settlement Date, any deficiency in the amounts on deposit in the Retention Account necessary to make the payments required under Sections 6.04(a)(i), (ii) and (iii).

                  "Revolving Period" means the period commencing on the Effective Date and ending on the day prior to the Facility Termination Date.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

                  "Seller" means Carlisle Plastics Funding Corporation, a wholly owned Subsidiary of the Originator.

                  "Seller Account Collateral" has the meaning specified in
Section 8.01(c).

                  "Seller Assigned Agreements" has the meaning specified in
Section 8.01(b).

                  "Seller Collateral" has the meaning specified in Section 8.01.

                  "Seller LOC Draws" means any payments made to the Purchaser in connection with the Letter of Credit and allocated to the Seller.

                  "Seller Notice" means a notice in the form of Exhibit A, setting forth the information required by Section 2.03(b).

                  "Seller Secured Obligations" means all obligations of every nature of the Seller (other than to the Originator or Servicer), now or hereafter existing, under the Purchase Agreement and any promissory note or other document or instrument delivered pursuant to such documents, and all amendments, extensions or renewals thereof, whether for principal, interest, fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Redwood, the Operating Agent or the Collateral Agent as a preference, fraudulent transfer or otherwise.

                  "Seller's Share" means the ratio of the Maximum Purchase Limit under the Purchase Agreement to the aggregate maximum purchase limits or commitments under the Purchase Agreement and all Other Purchase Agreements.

                  "Servicer" means the Originator, or any Person designated as Successor Servicer, and its successors and assigns from time to time hereunder.

                  "Servicer Termination Notice" means notice by the Operating Agent to the Servicer that an Event of Servicer Termination has occurred and that the Servicer's appointment hereunder has been terminated.

                  "Servicing Fee" means a fee payable by the Seller to the Servicer on each Settlement Date equal to the product of (i) the Servicing Fee Rate, (ii) the Outstanding Balance of all Transferred Receivables on such Settlement Date, and (iii) the actual number of days in such period divided by 360.

                  "Servicing Fee Rate" means 1%.

                  "Servicing Fee Shortfall" means, for any day within a Settlement Period, the amount, if any, by which the Accrued Servicing Fee calculated as of that day exceeds the Retained Servicing Fee as of that same day.

                  "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of the Transferred Receivables whose name appears on an Officer's Certificate listing servicing officers furnished to the Operating Agent by the Servicer, as amended from time to time.

                  "Servicing Records" means all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the Servicer with respect to the Transferred Receivables and the related Obligors.

                  "Settlement Date" means the tenth Business Day following the end of each Settlement Period.

                  "Settlement Period" means, in the case of the initial Settlement Period, the period beginning with the Effective Date to and including the last day of the fiscal month in which such Effective Date occurs; with respect to the final Settlement Period, the period ending on the Final Purchase Date and beginning with the first day of the fiscal month in which the Final Purchase Date occurs; and with respect to all other Settlement Periods, each fiscal month.

                  "Sub-Servicer" means any Person with whom the Servicer enters into a Sub-Servicing Agreement.

                  "Sub-Servicing Agreement" means any written contract between the Servicer and any Sub-Servicer, relating to servicing, administration or collection of Transferred Receivables as provided in Section 7.01.

                  "Subsidiary" means, as to any Person, any corporation or other entity (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person, or (b) is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act of 1933, as amended.

                  "Successor Servicer" has the meaning specified in Section
11.02.

                  "Successor Servicing Fees and Expenses" means the fees and expenses payable by the Seller to the Purchaser, as agreed to by the Seller, the Purchaser, the Operating Agent, the Liquidity Agent and the Letter of Credit Agent.

                  "Termination Event" has the meaning specified in Section 9.01.

                  "Three Month Aged Receivables Ratio" means, on any date of determination, the ratio (expressed as a percentage) equal to a fraction,

                  (a) the numerator of which equals the sum of the Deemed Defaults for the three Settlement Periods preceding such day;

                  (b) the denominator of which equals sum of the Generated Receivables for the fourth, fifth and sixth Settlement Periods immediately preceding such day.

The underlying calculations for the Three Month Aged Receivables Ratio for each of the twelve Settlement Periods preceding the first Settlement Period after closing to be used in future calculations of the Aged Receivables Ratio shall be established by the Operating Agent at closing.

                  "Transfer Agreement" means the Receivables Sale Agreement, dated April 14, 1994, between the Originator and the Seller, as amended by Amendment No. 1 to Receivables Sale Agreement dated as of October 25, 1994 and by Amendment No. 2 thereto dated as of the date hereof.

                  "Transferred Receivable" means any Sold Receivable or Contributed Receivable provided that any Receivable repurchased by the Originator pursuant to Section 4.04(i) of the Transfer Agreement shall not be deemed a Transferred Receivable from and after the date of repurchase unless such Receivable has been repurchased by or recontributed to the Seller.

                  "UCC" means, for any jurisdiction, the Uniform Commercial Code as from time to time in effect in such jurisdiction.

                  "Underfunded Plan" means any Plan that has an Underfunding.

                  "Underfunding" means, with respect to any Plan, the excess, if any, of (a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to Section 412 of the Code) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

                  "Unused Commitment Fee" has the meaning set forth in the Fee Letter.

                  "Unused Commitment Fee Shortfall" means, for any day within a Settlement Period, the amount, if any, by which the Accrued Unused Commitment Fee calculated as of that day exceeds the Retained Unused Commitment Fee as of that same day.

                  "Yield Discount Amount" means the amount calculated by the Operating Agent, from time to time at its discretion, as set forth on Schedule 4.

                  "Yield Shortfall" means, for any day within a Settlement Period, the amount, if any, by which the Accrued Monthly Yield calculated as of that day exceeds the Retained Monthly Yield as of that same day.

         Section 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in
Article 9 of the UCC of the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. All hourly references herein shall refer to New York City time. All references to "dollar" or "$" are to the lawful currency of the United States of America.

         Section 1.03.  Interpretation.  Unless the context otherwise requires:

                  (a) All references to agreements and acts refer to the same as from time to time amended or supplemented or as the terms of such agreements are waived or modified in accordance with their terms.

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in the Transfer Agreement or the Purchase Agreement shall refer to such Agreement as a whole and not to any particular provision of such Agreement.

                  (c) References to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to the Agreement in which the reference is made.

                  (d) The term "including" means "including without limitation."

                  (e) Definitions of terms are applicable to the singular forms of such terms as well as the plural forms and vice versa.

                  (f) References to a gender include references to each other gender.


                                   ARTICLE II.

                       AMOUNTS AND TERMS OF THE PURCHASES

         Section 2.01. Purchases. On the terms and conditions hereinafter set forth, the Purchaser shall purchase Transferred Receivables (each, a "PURCHASE") from the Seller from time to time during the Revolving Period. Under no circumstances shall the Purchaser make any Purchase if, after giving effect to such Purchase, the aggregate outstanding Capital Investment would exceed the Availability. The aggregate price for each such Purchase shall consist of the Cash Purchase Price and the Deferred Purchase Price.

         Section 2.02.  Optional Changes in Purchase Limit.

                  (a) The Seller may, not more than twice during each calendar year, reduce the Maximum Purchase Limit permanently; provided that (i) the Seller shall give notice of such reduction to the Purchaser in the form of Exhibit A-2, (ii) any partial reduction of the Maximum Purchase Limit shall be in an amount equal to Five Million Dollars ($5,000,000) or an integral multiple thereof, and (iii) no such reduction shall reduce the Maximum Purchase Limit below Capital Investment.

                  (b) The Seller shall be entitled at its option to terminate the Maximum Purchase Limit, provided that the Purchaser shall be given no less than 30 days' prior notice by the Seller of such termination in the form of Exhibit A-3. Any such termination shall be permanent and irrevocable.

                  (c) Each written notice required to be delivered pursuant to clauses (a) and (b) above shall be irrevocable and shall be effective only if received by the Purchaser and the Operating Agent not later than 5:00 p.m., New York City time on the Business Day prior to the date of the related termination or reduction. Each such notice of termination or reduction shall specify the amount thereof.

                  (d) Upon early termination or reduction of the Maximum Purchase Limit the Seller shall pay to the Purchaser an amount (the "Early Termination Premium") equal to the product of (i) the amount by which the Maximum Purchase Limit is reduced and (ii) one of the following percentages: if such termination or reduction occurs during the 12 month period ended (A) April 30, 1996, 0.25%; and (B) thereafter, 0%; provided, however, that no Early Termination Premium shall be due if the Maximum Purchase Limit is terminated (x) within 30 days after a Change in Control, or (y) upon a public offering by the Parent of its common stock, the proceeds of which are used to pay any Capital Investment.

         Section 2.03.  Notices Relating to Purchases.

                  (a) On the third Business Day of each week, the Seller shall file with the Operating Agent an Investment Base Certificate and, upon request, copies of all applicable Request Notices under the Transfer Agreement delivered since the date of the most recent Investment Base Certificate filed with the Operating Agent. Availability will be calculated based on the most recent Investment Base Certificate delivered to the Purchaser and the Operating Agent.

                  (b) The Seller shall give the Purchaser and the Operating Agent written notice of each Purchase resulting in an increase in Capital Investment (in each case, a "SELLER NOTICE"). Each such written notice shall be substantially in the form of Exhibit A-1, shall be irrevocable and shall be effective only if received by the Purchaser and the Operating Agent not later than 12:00 p.m., New York City time on the Business Day prior to the date of the related Purchase. Each such notice requesting a Purchase shall specify the amount by which the Seller wishes the Capital Investment of the Purchaser to be increased and the Purchase Date (which shall be a Business Day).

         Section 2.04.  Conveyance of Receivables.

                  (a) On the Effective Date, the Seller will complete, execute and deliver a Purchase Assignment in the form of Exhibit B to the Purchaser.

                  (b) (i) Following receipt of a Seller Notice, subject to the satisfaction of the conditions set forth in Section 3.02, the Purchaser shall make available to or on behalf of the Seller, in same day funds, in accordance with the Seller's instructions (after taking into account amounts on deposit in the Collection Account which may be applied to any Capital Investment pursuant to Section 6.03(a)(iii)) the lesser of the amount specified in such Seller Notice and Capital Investment Available.

                           (ii) On each Business Day during the Revolving
Period, subject to the terms of Section 6.03, the Purchaser shall make available to or on behalf of the Seller, in same day funds, amounts on deposit in the Collection Account which may be disbursed to the Seller as payment for the Transferred Receivables.

                  (c) Effective on the date of each Purchase, the ownership of all Transferred Receivables (including Transferred Receivables transferred prior to the Purchase Date) will be vested in the Purchaser. The Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in any such Transferred Receivable. The Seller shall indicate in its Records that ownership of the Transferred Receivable is held by the Purchaser. In addition, the Seller shall respond to any inquiries with respect to ownership of a Transferred Receivable by stating that it is no longer the owner of such Transferred Receivable and that ownership of such Transferred Receivable is held by the Purchaser. Documents relating to the Transferred Receivables shall be held in trust by the Seller and the Servicer, for the benefit of the Purchaser as the owner thereof, and possession of any incident relating to the Transferred Receivables so retained is for the sole purpose of facilitating the servicing of the Transferred Receivables. Such retention and possession is at the will of the Purchaser and in a custodial capacity for the benefit of the Purchaser only.

         Section 2.05. Facility Termination Date. Notwithstanding anything to the contrary herein, on and after the Facility Termination Date, the Purchaser shall have no obligation to purchase any additional Receivables.

         Section 2.06. Repayment of Capital Investment. The Capital Investment may be repaid at any time and from time to time, in whole or in part, upon prior written notice to the Purchaser and Operating Agent substantially in the form of Exhibit A-4 and as provided in Section 2.03(b) provided, however, that all repayments of Capital Investment or any portion thereof shall be made together with payment of (i) all Daily Yield accrued on the amount repaid to (but excluding) the date of such repayment, and (ii) any and all Breakage Costs payable under Section 2.12.

         Section 2.07.  Daily Yield.

                  (a) The Seller shall pay to the Purchaser, as set forth in Sections 6.03, 6.04 and 6.05, Daily Yield on the Capital Investment of the Purchaser.

                  (b) Notwithstanding the foregoing, the Seller shall pay interest on unpaid Daily Yield and on any other amount payable by the Seller hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is paid in full at the applicable Daily Yield Rate.

         Section 2.08.  Fees.

                  (a) The Seller shall pay to the Purchaser the fees set forth in the Fee Letter.

                  (b) On each Settlement Date, the Seller shall pay to the Servicer, the Servicing Fee, or to the Successor Servicer, the Successor Servicing Fees and Expenses.

         Section 2.09. Time and Method of Payments. Subject to the provisions of Sections 6.02, 6.03, 6.04 and 6.05, all payments of Capital Investment, interest, fees and other amounts payable by the Seller hereunder shall be made in dollars, in immediately available funds, to the Purchaser not later than 2:00 p.m., New York City time, on the date on which such payment shall become due. Any such payment made on such date but after such time shall be deemed to have been made on, and Daily Yield shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension shall be included in computing Daily Yield in connection with such payment. All payments hereunder shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement (after withholding for or on account of any present or future taxes, levies, imposts, duties or other similar charges of whatever nature imposed upon an Affected Party by any Governmental Authority, other than any tax on or measured by the net income of the Affected Party to which any such payment is due pursuant to applicable foreign, federal, state and local income tax laws).

         Section 2.10.  Further Action Evidencing Purchases.

                  (a) The Seller agrees that, from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, in the opinion of the Purchaser, or that the Purchaser or the Operating Agent may request, in order to perfect, protect or more fully evidence the transfer of ownership of Transferred Receivables or to enable the Purchaser to exercise or enforce any of its rights hereunder or under any Purchase Assignment. Without limiting the generality of the foregoing, the Seller will, upon the request of the Purchaser,
(i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate, or as the Purchaser may request, (ii) mark, or cause the Servicer to mark, conspicuously each invoice evidencing each Transferred Receivable with a legend, acceptable to the Purchaser, evidencing that the Purchaser has purchased all right and title thereto and interest therein as provided in the Transfer Agreement, (iii) send notification to Obligors as to the transfer of Transferred Receivables, and (iv) mark, or cause the Servicer to mark, its master data processing records evidencing such Transferred Receivables with such legend.

                  (b) The Seller hereby authorizes the Purchaser to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relating to all or any of the Transferred Receivables and Collections with respect thereto without the signature of the Seller where permitted by law. A carbon, photographic or other reproduction of this Agreement or any notice or financing statement covering the Transferred Receivables or any part thereof shall be sufficient as a notice or financing statement where permitted by law. The Purchaser will promptly send to the Seller after receipt of any acknowledgment copies from the appropriate governmental agency any financing or continuation statements thereto which it files without the signature of the Seller except, in the case of filings of copies of this Agreement as financing statements, the Purchaser will promptly send the Seller after receipt from the appropriate governmental agency the filing or recordation information with respect thereto.

         Section 2.11.  Additional Costs; Capital Requirements.

                  (a) In the event that any existing or future law, regulation or guideline, or interpretation thereof, by any court or administrative or governmental authority charged with the administration thereof, or compliance by any Affected Party with any request or directive (whether or not having the force of law) of any such authority shall impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against commitments made by any Affected Party under this Agreement or a Program Document, and the result of any event referred to above is to impose upon any Affected Party or increase any capital requirement applicable as a result of the making or maintenance of, such Affected Party's commitment (which imposition of capital requirements may be determined by each Affected Party's allocation of the aggregate of such capital increases or impositions), then, upon demand made by the Operating Agent on behalf of such Affected Party as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, the Seller shall immediately pay to the Collateral Agent on behalf of such Affected Party from time to time as specified by the Operating Agent, additional amounts which shall be sufficient to compensate such Affected Party for the Seller's Share of such imposition of or increase in capital requirements together with interest on each such amount from the date demanded until payment in full thereof at the Daily Yield Rate. A certificate setting forth in reasonable detail the amount necessary to compensate such Affected Party as a result of an imposition of or increase in capital requirements submitted by the Operating Agent to the Seller shall be conclusive, absent manifest error, as to the amount thereof.

                  (b) In the event that any Regulatory Change shall: (i) change the basis of taxation of any amounts payable to any Affected Party in respect of any Purchases, Capital Investment, LOC Draws or Liquidity Loans (other than taxes imposed on the overall net income of such Affected Party for any such Purchases, Capital Investment, LOC Draws or Liquidity Loans by the United States of America or the jurisdiction in which such Affected Party has its principal office); (ii) impose or modify any reserve, Federal Deposit Insurance Corporation premium or assessment, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Affected Party; or (iii) impose any other conditions affecting this Agreement in respect of Purchases, Capital Investment, LOC Draws and Liquidity Loans (or any of such extensions of credit, assets, deposits or liabilities); and the result of any event referred to in clause (i), (ii) or
(iii) above shall be to increase such Affected Party's costs of making or maintaining any Purchases, Capital Investment, LOC Draws or Liquidity Loans or its commitment under a Program Document, or to reduce any amount receivable by such Affected Party hereunder in respect of any of its Purchases, Capital Investment, LOC Draws and Liquidity Loans or its commitment (such increases in costs and reductions in amounts receivable are hereinafter referred to as "ADDITIONAL COSTS") then, upon demand made by the Operating Agent on behalf of such Affected Party, as promptly as practicable after it obtains knowledge that such a Regulatory Change exists and determines to make such demand, the Seller shall pay to the Collateral Agent on behalf of such Affected

Party, from time to time as specified by the Operating Agent, additional commitment fees or other amounts which shall be sufficient to compensate such Affected Party for the Seller's Share of such increased cost or reduction in amounts receivable by such Affected Party from the date of such change, together with interest on each such amount from the date demanded until payment in full thereof at the Daily Base Yield Rate.

                  (c) Determinations by any Affected Party for purposes of this
Section 2.10 of the effect of any Regulatory Change on its costs of making or maintaining Purchases, Capital Investment, LOC Draws or Liquidity Loans or on amounts receivable by it in respect of Purchases, Capital Investment, LOC Draws or Liquidity Loans and of the additional amounts required to compensate such Affected Party in respect of any Additional Costs, shall be set forth in a written notice to the Seller in reasonable detail and shall be conclusive, absent manifest error.

         Section 2.12. Breakage Costs. The Seller shall pay to the Collateral Agent for the account of the Purchaser, upon the request of the Purchaser, such amount or amounts as shall compensate the Purchaser for any loss, cost or expense incurred by the Purchaser (as determined by the Purchaser) as a result of any repayment of a Purchase (and interest thereon) other than on the maturity date of the Commercial Paper funding such Purchase, such compensation to include, without limitation, an amount equal to any loss or expense suffered by the Purchaser during the period from the date of receipt of such repayment to (but excluding) the maturity date of such Commercial Paper, if the rate of interest obtainable by the Purchaser upon the redeployment of an amount of funds equal to the amount of such repayment is less than the rate of interest applicable to such Commercial Paper (such expense to be referred to as "BREAKAGE COSTS"). The determination by the Purchaser of the amount of any such loss or expense shall be set forth in a written notice to the Seller in reasonable detail and shall be conclusive, absent manifest error.

         Section 2.13. Purchase Excess. After completion of the disbursements specified in Subsections 6.03(a), (b) and (c), the Operating Agent shall notify the Seller of any remaining Purchase Excess, and the Seller shall deposit the amount of such Purchase Excess remaining in the Collection Account by 11:00 a.m. on the following Business Day.

                                  ARTICLE III.

                             CONDITIONS TO PURCHASE

         Section 3.01. Conditions Precedent to Effectiveness of Agreement. The effectiveness of this Agreement is subject to the condition precedent that the Purchaser, the Operating Agent and the Collateral Agent shall each have received on or before the Effective Date the following, in form and substance satisfactory to the Operating Agent:

                  (a) An executed copy of Amendment No. 2 to the Transfer Agreement.

                  (b) A certificate from an officer of the Originator in the form of Exhibit D (Solvency Certificate as to Seller).

                  (c) With respect to the Seller:

                      (i) the certificate or articles of incorporation of the Seller certified, as of a date no more than ten (10) days prior to the Effective Date, by the Secretary of State of its state of incorporation;

                      (ii) a good standing certificate, dated no more than ten
         (10) days prior to the Effective Date, from the respective Secretary of State of its state of incorporation and each state in which the Seller is required to qualify, or represents that it is qualified, to do business;

                      (iii) a certificate of the Secretary or Assistant Secretary of the Seller certifying as of the Effective Date: (A) the names and true signatures of the officers authorized on its behalf to sign this Agreement, (B) a copy of the Seller's by-laws, and (C) a copy of the resolutions of the board of directors of the Seller approving this Agreement, the Related Documents to which it is a party and the transactions contemplated hereby and thereby; and

                      (iv) an Officer's Certificate in the form of Exhibit E (Bringdown Certificate).

                  (d) With respect to the Servicer:

                      (i) the certificate or articles of incorporation of the Servicer certified, as of a date no more than ten (10) days prior to the Effective Date, by the Secretary of State of its state of incorporation;

                      (ii) a good standing certificate, dated no more than ten
         (10) days prior to the Effective Date, from the respective Secretary of State of its state of incorporation and each state in which the Servicer is required to qualify, or represents that it is qualified, to do business;

                      (iii) a certificate of the Secretary or Assistant Secretary of the Servicer certifying as of the Effective Date: (A) the names and true signatures of the officers authorized on its behalf to sign this Agreement, (B) a copy of the Servicer's by-laws, and (C) a copy of the resolutions of the board of directors of the Servicer approving this Agreement, the Related Documents to which it is a party and the transactions contemplated thereby and hereby; and

                      (iv) an Officer's Certificate in the form of Exhibit F (Servicer's Certificate).

                  (e) Certified copies of requests for information or copies on form UCC-11 (or a similar search report certified by a party acceptable to the Operating Agent), dated a date no more than fourteen (14) days prior to the Effective Date listing all effective financing statements and other similar instruments and documents which name the Originator and the Seller (under their present names and any previous names) as debtor, together with copies of such financing statements none of which shall cover any Transferred Receivables unless termination statements or statements of release are provided with respect thereto pursuant to subsection (f) below.

                  (f) Executed termination statements (form UCC-3), if any, necessary to release all security interests and other rights of any Person in Transferred Receivables previously granted by the Originator including, without limitation, all such releases specified by the Originator prior to the date hereof.

                  (g) Any necessary third party consents to the closing of the transactions contemplated hereby.

                  (h) Executed financing statements (form UCC-1), in respect of Transferred Receivables, (i) pursuant to the Transfer Agreement, naming the Originator as the assignor and the Seller as the assignee, and (ii) pursuant to
Article VIII, naming the Seller as the debtor/seller, the Purchaser as secured party/purchaser and the Collateral Agent as the assignee, or other, similar instruments or documents, as may be necessary or, in the opinion of the Operating Agent, desirable under the UCC of all appropriate jurisdictions or any other applicable law (including the Assignment of Claims Act) to perfect the Purchaser's and the Collateral Agent's interests in all Transferred Receivables in which an interest may be assigned hereunder.

                  (i) Fully executed copies of each Lockbox Agreement.

                  (j) The favorable opinion of counsel to the Seller and the Originator as to corporate and security interest/perfection matters and such other matters as the Operating Agent may require.

                  (k) Payment of all fees due hereunder or under the Fee Letter.

                  (l) (i) Consolidated balance sheets, statements of income and statements of cash flow of the Parent and its Subsidiaries for each of the years in the three year period ended December 31, 1994, audited by a nationally recognized accounting firm (accompanied by consolidating financial information and a satisfactory management letter, together with management's response thereto); and

                      (ii) Unaudited consolidated and consolidating balance sheets and statements of income and statements of cash flow of the Parent and its Subsidiaries for the 9 month period ended September 30, 1995.

                  (m) Confirmation of the ratings of the Commercial Paper as A-1+ by S&P and P-1 by Moody's.

                  (n) A copy of the Servicer's Credit and Collection Policies.

                  (o) An Investment Base Certificate as of March 26, 1996.

                  (p) All taxes (other than income taxes) including without limitation, any stamp duty, imposed on any party hereto as a result of this transaction, shall have been paid by the Originator.

                  (q) Such other approvals, consents, opinions, documents and instruments, as the Operating Agent may request.

         Section 3.02. Conditions Precedent to All Purchases. Each Purchase (including the initial Purchase) shall be subject to the further conditions precedent as follows:

                  (a) On the related Purchase Date, the Seller shall have certified in the related Investment Base Certificate that, except as specifically disclosed in writing to the Purchaser, and specifically consented to by the Purchaser in its sole discretion:

                      (i) the representations and warranties of the Seller, the Originator and the Servicer set forth in Sections 4.01 and 4.02 are true and correct in all material respects (except with respect to those already so qualified which are true and correct in all respects) on and as of such date, before and after giving effect to such Purchase and to the application of the proceeds therefrom, as though made on and as of such date;

                      (ii) no event has occurred, or would result from such Purchase or from the application of the proceeds therefrom, which is continuing and constitutes a Termination Event or would constitute a Termination Event but for the requirement that notice be given or time elapse or both;

                      (iii) the Seller is in compliance with each of its covenants set forth herein; and

                      (iv) no event has occurred which constitutes an Event of Servicer Termination or would constitute an Event of Servicer Termination but for the requirement that notice be given or time elapse or both.

                  (b) The Facility Termination Date has not occurred.

                  (c) Before and after giving effect to such purchase and to the application of proceeds therefrom, there exists no Purchase Excess.

                  (d) The Originator and Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Purchaser and the Operating Agent, as the Operating Agent may request.

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

         Section 4.01. Representations and Warranties of the Seller. The Seller represents and warrants to the Purchaser, the Operating Agent and the Collateral Agent as of the date hereof, as of the Effective Date and on each subsequent Purchase Date as follows:

                  (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business, and is in good standing, in each jurisdiction in which the nature of its business requires it to be so qualified.

                  (b) The Seller has the power and authority to own, pledge, mortgage, operate and convey all of its properties, to conduct its business as now or proposed to be conducted and to execute and deliver this Agreement and the Related Documents and to perform the transactions contemplated hereby and thereby.

                  (c) The Seller is and has been a wholly-owned subsidiary of Carlisle Plastics, Inc.

                  (d) The Seller is and has been operated as follows:

                      (i) the Seller is and has been a limited purpose corporation whose activities are restricted in its certificate or articles of incorporation;

                      (ii) neither the Originator nor any Affiliate of the Originator is nor has been involved in the day-to-day management of the Seller;

                      (iii) other than the purchase and contribution of Receivables, the payment of dividends and the return of capital to the Originator, any lease or sub-lease of office space or equipment and the payment of Servicing Fees to the Servicer under this Agreement, the Seller engages or has engaged in no intercorporate transactions with the Originator or any Affiliate of the Originator;

                      (iv) the Seller maintains separate corporate records and books of account from the Originator, holds regular corporate meetings and otherwise observes corporate formalities and has a separate business office from the Originator;

                      (v) the financial statements and books and records of the Seller and the Originator prepared after the Effective Date reflect the separate corporate existence of the Seller;

                      (vi) the Seller maintains its assets separately from the assets of the Originator and any other Affiliate of the Originator (including through the maintenance of separate bank accounts and except for any Records to the extent necessary for the servicing of the Transferred Receivables), the Seller's funds and assets, and records relating thereto, have not been and are not commingled with those of the Originator or any other Affiliate of the Originator and the separate creditors of the Seller will be entitled to be satisfied out of the Seller's assets prior to any value in the Seller becoming available to the Seller's equityholders;

                      (vii) except as permitted under this Agreement and the Related Documents, neither the Originator nor any Affiliate of the Originator (excluding the Seller) (A) pays the Seller's expenses; (B) guarantees the Seller's obligations, or (C) advances funds to the Seller for the payment of expenses or otherwise;

                      (viii) all business correspondence of the Seller and other communications are conducted in the Seller's own name, on its own stationery and through a separately-listed telephone number;

                      (ix) the Seller does not act as agent for the Originator or any Affiliates of the Originator, but instead presents itself to the public as a corporation separate from the Originator, independently engaged in the business of purchasing and financing Receivables;

                      (x) the Seller maintains at least two independent directors each of whom, at all times after the Effective Date, shall not be a shareholder, director, officer, employee or associate of the Originator or any Affiliate of the Originator (other than the Seller) as provided in its certificate of incorporation; and

                      (xi) the bylaws or Certificate of Incorporation of the Seller require it to maintain (A) correct and complete books and records of account, and (B) minutes of the meetings and other proceedings of its shareholders and board of directors.

                  (e) The Seller has not engaged, and does not presently engage, in any activity other than the activities undertaken pursuant to this Agreement and the Related Documents, nor has the Seller entered into any agreement other than this Agreement and the Related Documents, and any agreement necessary to undertake any activity pursuant to this Agreement and the Related Documents.

                  (f) The execution, delivery and performance by the Seller of this Agreement, the Related Documents and the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary corporate or other action on the part of the Seller, (ii) do not contravene or cause the Seller to be in default under (A) the Seller's certificate or articles of incorporation or by-laws, (B) any contractual restriction contained in any (or, in the case of the Originator only, any material) indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other (or, in the case of the Originator only, any material) agreement or instrument binding on or affecting the Seller or its property or the Originator or its property, or (C) any law, rule, regulation, order, license requirement, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Seller or its property or the Originator or its property, and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of the property of the Seller or the Originator (other than in favor of the Purchaser and the Collateral Agent as contemplated hereunder).

                  (g) This Agreement and the Related Documents have each been duly executed and delivered by the Seller.

                  (h) No consent of, notice to, filing with or permits, qualifications or other action by any Governmental Authority or any other party is required (i) for the due execution, delivery and performance by the Seller of this Agreement or any of the Related Documents, (ii) for the perfection of or the exercise by each of the Purchaser, the Operating Agent or the Collateral Agent of any of its rights or remedies hereunder or thereunder, (iii) for the grant by the Seller of the security interests granted under Section 8.01 of this Agreement, (iv) for the perfection of or the exercise by each of the Purchaser or the Collateral Agent of its rights and remedies provided for in this Agreement, or (v) to ensure the legality, validity, enforceability or admissibility into evidence of this Agreement in any jurisdiction in which any of the Collateral is located, in each case other than consents, notices, filings and other actions which have been obtained or made and complete copies of which have been provided to the Purchaser, the Operating Agent or the Collateral Agent and continuation statements in respect of any such filings.

                  (i) No transaction contemplated by this Agreement requires compliance with any bulk sales act or similar law.

                  (j) Each of this Agreement and each Related Document is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms. Each of the Seller Assigned Agreements to which the Originator or the Seller is a party constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and general equitable principles, whether applied in a proceeding at law or in equity.

                  (k) There is no pending or threatened, nor any reasonable basis for any, action, suit or proceeding against or affecting the Seller, its officers or directors, or the property of the Seller, in any court or tribunal, before any arbitrator of any kind or before or by any Governmental Authority.

                  (l) No injunction, writ, restraining order or other order of any nature adverse to the Seller or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Agreement or the Related Documents has been issued by a Governmental Authority nor been sought by any Person.

                  (m) The principal place of business and chief executive office of the Seller, and the offices where the Seller keeps its Records and the original copies of the Seller Assigned Agreements are located at the address of the Seller for notices under Section 14.01 and as set forth on Schedule 5 and there are currently no, and during the past four months (or such shorter time as the Seller has been in existence) there have not been, any other locations where the Seller is located (as that term is used in the UCC of the jurisdiction where such principal place of business is located) or keeps Records.

                  (n) The Seller does not have and has never conducted business using tradenames, fictitious names, assumed names or "doing business as" names and has not changed its name during the last five years.

                  (o) The Seller does not have any Subsidiaries.

                  (p) The Seller is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Related Documents. The Seller has no Debts to any Person other than pursuant to this Agreement and the Related Documents. The Seller, after giving effect to the transactions contemplated by this Agreement and the Related Documents, will have an adequate amount of capital to conduct its business in the foreseeable future.

                  (q) For federal income tax, reporting and accounting purposes, the Seller will treat the purchase or assignment of each Transferred Receivable pursuant to the Transfer Agreement as a purchase or absolute assignment of the Originator's full right, title and ownership interest in such Transferred Receivable to the Seller (and those Receivables contributed to the Seller by the Originator pursuant to the Transfer Agreement shall be accounted for as an increase in the stated capital of the Seller) and the Seller has not in any other manner accounted for or treated the transactions in Transferred Receivables.

                  (r) The Seller has complied and will comply in all respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties and all Collateral.

                  (s) The Seller has filed on a timely basis all tax returns (federal, state and local) required to be filed, is not liable for taxes payable by any other Person (other than Affiliates of the Seller with whom the Seller files a consolidated tax return for which the Seller is liable on a consolidated basis) and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Seller (other than taxes, fees, amendments or governmental charges which the Seller is contesting in good faith with such taxing authority and in respect of which no final unappealable order has been made against the Seller). No tax lien or similar Adverse Claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Originator in connection with the execution and delivery of this Agreement and the Related Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due at or prior to such Transfer Date.

                  (t) Each Investment Base Certificate and Request Notice is accurate in all material respects and the Investment Base as of the Effective Date is not materially different than the Investment Base as reported in the Investment Base Certificate delivered pursuant to 3.01(o).

                  (u) Each Transferred Receivable is owned by the Seller free and clear of any Adverse Claim and the Seller has the full right, corporate power and lawful authority to assign, transfer and pledge the same and interests therein and all substitutions therefor and additions thereto pursuant to Section 8.01, and upon making each Purchase, the Purchaser will have acquired a perfected, first priority and valid ownership interest in such Transferred Receivables, free and clear of any Adverse Claim. No effective financing statement or other instrument similar in effect covering all or any part of the Seller Collateral is on file in any recording office, except such as may have been filed in favor of the Purchaser as "Secured Party/Purchaser" and the Collateral Agent as "Assignee" pursuant to Article VIII of this Agreement or, with respect to the Transferred Receivables, in favor of the Seller pursuant to the Transfer Agreement unless termination statements or statements of release are provided thereto with respect to Section 3.01(f).

                  (v) Each Transferred Receivable was purchased by or contributed to the Seller on the relevant Transfer Date pursuant to the Transfer Agreement.

                  (w) Each purchase of Receivables under the Transfer Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

                  (x) All information heretofore or hereafter furnished by or on behalf of the Seller to the Collateral Agent, the Operating Agent or the Purchaser in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading, provided that any projections, pro forma or preliminary financial information furnished are based on good faith estimates and assumptions believed by the Seller to be reasonable at the time made and the Collateral Agent, the Operating Agent and the Purchaser each acknowledge that such projections as to future events are not to be viewed as facts and that actual results for such period may differ from the projected results.

                  (y) The Seller is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC (or any successor thereto) under ERISA.

                  (z) (i) The Seller is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporation restriction that could have, and no provision of applicable law or governmental regulation is reasonably likely to have, a material adverse effect on the condition (financial or otherwise), business, operations or properties of the Seller, or could have such an effect on the ability of the Seller to carry out its obligations under this Agreement and the other Related Documents to which the Seller is a party, (ii) the Seller is not in default under or with respect to any contract, agreement, lease or other instrument to which the Seller is a party and which is material to the Seller's condition (financial or otherwise), business, operations or properties, and the Seller has not delivered or received any notice of default thereunder, and (iii) each contract, agreement, lease or other instrument to which the Seller is a party is listed on Schedule 7.

                (aa) The Seller is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Purchases by the Purchaser, the application of the proceeds and repayment thereof by the Seller and the consummation of the transactions contemplated by this Agreement and the other Related Documents to which the Seller is a party will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

                (bb) There is not now, nor will there be at any time in the future, any agreement or understanding between the Originator or any other Affiliate of the Originator and the Seller (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

                (cc) Each of the representations and warranties of the Seller contained in the Related Documents (other than this Agreement) is true and correct in all material respects and the Seller hereby makes each such representation and warranty to, and for the benefit of, the Collateral Agent, the Operating Agent and the Purchaser as if the same were set forth in full herein.

         Section 4.02. Representations and Warranties of the Servicer. The Servicer represents and warrants to the Purchaser, the Operating Agent and the Collateral Agent as follows as of the date hereof:

                  (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified except where the failure to be so qualified would not materially and adversely affect (1) the performance by the Servicer of its obligations under this Agreement or any of the Related Documents, (2) the validity or enforceability of this Agreement or any of the Related Documents, (3) the Transferred Receivables, the Contracts or the interests of the Seller, Purchaser or their assigns therein, or (4) the business, operations, financial condition or prospects of the Servicer.

                  (b) The Servicer has the power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby.

                  (c) The execution, delivery and performance by the Servicer of this Agreement, each other Related Document to which it is a party and the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary corporate or other action on the part of the Servicer, (ii) do not contravene or cause the Servicer to be in default under (A) its charter or by-laws, (B) any contractual restriction contained in any or, in the case of the Originator only, any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other or, in the case of the Originator only, any material agreement or instrument binding on or affecting it or its property, or (C) any law, rule, regulation, order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties (other than in favor of the Seller, Redwood and the Collateral Agent).

                  (d) This Agreement and each other Related Document to which it is a party has been duly executed and delivered by the Servicer.

                  (e) No consent of, notice to, filing with or permits, qualifications or other action by any Governmental Authority or any other party is required for the due execution, delivery and performance by the Servicer of this Agreement, any Related Document to which it is a party other than any consents, notices, permits, qualifications, filings or other actions which have been obtained or made and complete copies of which have been provided to the Purchaser, the Operating Agent and the Collateral Agent.

                  (f) This Agreement and each other Related Document to which it is a party is the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and general equitable principles, whether applied in a proceeding at law or in equity.

                  (g) There is no pending or, to the knowledge of the Servicer, threatened, nor any reasonable basis for any, action, suit, investigation or proceeding of a material nature against or affecting the Servicer, its officers or directors, or the property of the Servicer, in any court or tribunal, before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Agreement or any Related Document, or (ii) seeking any determination or ruling that might materially and adversely affect
(A) the performance by the Servicer of its obligations under this Agreement or other Related Document, or (B) the validity or enforceability of this Agreement or any Related Document.

                  (h) No injunction, writ, restraining order or other order of any material nature adverse to the Servicer or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Agreement and the Related Documents has been issued by a Governmental Authority or, to the knowledge of the Servicer, has been sought by any other Person.

                  (i) The Servicer has filed all tax returns (federal, state and local) required to be filed by it and has paid or has made adequate provision for the payment of all taxes, fees, assessments and other governmental charges due from the Servicer, no tax lien or other similar Adverse Claim has been filed, and no claim has been filed, and no claim is being asserted, with respect to any such tax, fee, assessment or other governmental charge (other than (i) taxes, fees, amendments or governmental charges which the Servicer is contesting in good faith with such taxing authority and in respect of which no final unappealable order has been made against the Servicer, or (ii) taxes, fees, amendments or governmental charges which do not have a material adverse effect on the business, prospects, operation or financial condition of the Servicer, its ability to perform its obligations hereunder or under any other Related Document or the collectibility of the Transferred Receivables). Any taxes, fees and other governmental charges payable by the Servicer in connection with the transactions contemplated by this Agreement and the Related Documents and the execution and delivery of this Agreement and the Related Documents have been paid or shall have been paid at or prior to the Effective Date.

                  (j) The Servicer is not required to be registered as an "investment company" under the Investment Company Act of 1940.

                  (k) Each of the representations and warranties of the Servicer contained in this Agreement and the Related Documents is true and correct in all material respects and the Servicer hereby makes each such representation and warranty contained in the Related Documents to, and for the benefit of, the Purchaser, the Operating Agent and the Collateral Agent.

                                   ARTICLE V.

                         GENERAL COVENANTS OF THE SELLER

         Section 5.01. Affirmative Covenants of the Seller. The Seller shall, unless the Operating Agent shall otherwise consent in writing:

                  (a) perform each of its obligations under this Agreement and the Related Documents and comply in all respects with all of its obligations under this Agreement and the Related Documents and comply with all material requirements of applicable law, rules, regulations and orders with respect to this Agreement, the Related Documents, to its business and properties and all Transferred Receivables, related Contracts and Collections with respect thereto;

                  (b) preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws;

                  (c) continue to operate its business in the manner set forth in Sections 4.01(d) and (e);

                  (d) deposit all Collections it may receive in respect of Transferred Receivables into the Collection Account within one Business Day of receipt;

                  (e) use the proceeds of the Purchases made hereunder solely for (i) the purchase of Receivables from the Originator, (ii) payment of dividends to its shareholder, (iii) payment of administrative fees or Servicing Fees or expenses to the Originator or the Parent or routine administrative expenses pursuant to this Agreement or the Related Documents;

                  (f) permit the Purchaser, the Operating Agent and the Collateral Agent to make or cause to be made (and, after the occurrence of and during the continuance of a Termination Event, at the Seller's expense) inspections and audits of any books, records and papers of the Seller and the Servicer and to make extracts therefrom and copies thereof, or to make inspections and examinations of any properties and facilities of the Seller and the Servicer, on reasonable notice, at all such reasonable times and as often as reasonably required in order to assure that the Seller is and will be in compliance with its obligations under this Agreement and the Related Documents;

                  (g) pay, perform and discharge all of its obligations and liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by GAAP, proper and adequate book reserves relating thereto are established by the Seller and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of an Adverse Claim against any of its properties;

                  (h) upon request of the Purchaser, the Collateral Agent or the Operating Agent, mark its Records to show the interests of the Purchaser and Collateral Agent; and

                  (i) pay the Purchaser's attorney's fees and disbursements and rating agency fees.

         Section 5.02. Reporting Requirements of the Seller. The Seller shall furnish, or cause to be furnished, to the Purchaser, the Operating Agent, the Collateral Agent and (in the case of Section 5.02(f) only) the Rating Agencies:

                  (a) no less frequently than the second Business Day of each week, an Investment Base Certificate in the form of Exhibit C;

                  (b) monthly, as soon as available, and in any event, within 10 business days after the end of each fiscal month, a Monthly Report in the form of Exhibit G;

                  (c) as soon as available and in any event within 90 days after the end of each fiscal year, a copy of the audited consolidated financial statements (exclusive of the management letter) for such year for the Parent and its consolidated Subsidiaries, certified, in a manner acceptable to the Operating Agent and the Collateral Agent, by Deloitte & Touche, LLP or other nationally recognized independent public accountants acceptable to the Operating Agent and the Collateral Agent (accompanied by consolidating financial information, a satisfactory management letter, together with management's response) and each other report or statement sent to shareholders or publicly filed by the Parent, the Originator or the Seller;

                  (d) as soon as available and in any event within (i) 30 days after the end of each fiscal month of each fiscal year of the Parent or (ii) 45 days after the end of each of the first three quarters of each fiscal year of the Parent, in each case, a consolidated balance sheet of the Parent and its consolidated Subsidiaries as of the end of such quarter and including the prior comparable period, and consolidated statements of income and retained earnings, and of cash flow, of the Parent and its consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer, chief accounting officer or treasurer of the Parent identifying such documents as being the documents described in this paragraph

(d) and stating that the information set forth therein fairly presents the financial condition of the Parent and its consolidated Subsidiaries as of and for the periods then ended, subject to year-end adjustments consisting only of normal, recurring accruals and confirming that the Servicer is in compliance with all financial covenants in this Agreement;

                  (e) as soon as possible and in any event within five days after the occurrence of a Termination Event or an Incipient Event, the statement of the chief executive officer, chief financial officer or treasurer of the Seller setting forth complete details of such Termination Event or Incipient Event and the action which the Seller has taken, is taking and proposes to take with respect thereto;

                  (f) as soon as available and in any event within 90 days after the end of each fiscal year, the Seller shall cause a firm of nationally recognized independent public accountants to furnish a statement (on which the Purchaser, the Operating Agent and the Collateral Agent may rely) to the Collateral Agent and the Operating Agent to the effect that such firm has applied the agreed upon procedures agreed to by the Seller and the Operating Agent with respect to (a) the Seller's compliance with the Seller's financial covenants in this Agreement and (b) the substantial compliance with this Agreement in the preparation of the Monthly Reports (including the Investment Base Certificates attached thereto) delivered during the previous fiscal year, and that, on the basis of such procedures, such firm has reported that there are no exceptions, except as set forth in such statement;

                  (g) promptly, from time to time, such other information, documents, records or reports respecting the Transferred Receivables or the Contracts or the condition or operations, financial or otherwise, of the Seller, or the Originator or any of its Subsidiaries, as the Purchaser, the Operating Agent or the Collateral Agent may request from time to time;

                  (h) on or before 90 days after the end of each fiscal year,
(i) an Officer's Certificate of the Seller, dated the date of such delivery, bringing down to such date the matters set forth in the Officer's Certificate in the form of Exhibit E, and (ii) an Officer's Certificate of the Servicer, dated the date of such delivery, bringing down to such date the matters set forth in the Officer's Certificate in the form of Exhibit F; and

                  (i) promptly, notification in writing of any litigation, legal proceeding or dispute, whether or not in the ordinary course of business, affecting the Seller, whether or not fully covered by insurance, and regardless of the subject matter thereof.

         Section 5.03. Negative Covenants of the Seller. The Seller shall not, without the written consent of the Purchaser, the Operating Agent and the Collateral Agent:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, or assign any right to receive income in respect of, (i) any Transferred Receivable or related Contract with respect thereto, or upon or with respect to any Lockbox Account, any Lockbox, the Collection Account, the Retention Account or other account in which any Collections of any Transferred Receivable are deposited, or (ii) except as permitted in the Seller's certificate of incorporation, any of the Seller's property;

                  (b) extend, amend, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of the Transfer Agreement, any Related Document, the Credit and Collection Policies or of any Transferred Receivable, or amend, modify or waive any term or condition of any Contract related thereto provided that the foregoing shall not prohibit the Seller from authorizing the Servicer to take such actions to the extent permitted hereunder, under the Transfer Agreement or by the Credit and Collection Policy;

                  (c) make any change in its instructions to Obligors regarding payments to be made to the Seller or payments to be deposited to the Lockbox Account or any Lockbox;

                  (d) amend its certificate of incorporation, its by-laws or this Agreement or the Transfer Agreement;

                  (e) merge with or into, consolidate with or into, convey, transfer, lease or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, or any capital stock or other ownership interest of, any Person (whether in one transaction or in a series of transactions), or own any Subsidiary;

                  (f) prepare any financial statements which shall account for the transactions contemplated by the Transfer Agreement in any manner other than as a true sale or absolute assignment of the Transferred Receivables to the Seller from the Originator, or in any other respect account for or treat the transactions contemplated hereby (including but not limited to, for accounting, tax and reporting purposes) in any manner other than as a true sale or absolute assignment of the Transferred Receivables to the Seller from the Originator;

                  (g) at any time (i) advance credit to any Person, or (ii) declare any dividends, repurchase any stock, return any capital, or otherwise make any distribution of cash or any other property, if after giving effect to such distribution, there would be a Purchase Excess;

                  (h) create, incur, permit to exist or have outstanding any indebtedness, except:

                      (i) indebtedness of the Seller to the Purchaser, any Affected Party, any Indemnified Party, the Servicer, the Originator or any other Person under the Transfer Agreement and this Agreement;

                      (ii) taxes, assessments and governmental charges; and

                      (iii) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

                  (i) issue any additional shares or any right or option to acquire any shares, or any security convertible into any shares, of the capital stock of the Seller;

                  (j) enter into, or be a party to, any transaction with any Person, other than pursuant to this Agreement or the Transfer Agreement; or

                  (k) make or suffer to exist any purchases of assets or investments in any Person, including, without limitation, any shareholder, director, officer or employee of the Seller or any of the Originator's other Subsidiaries, except Transferred Receivables.

                                   ARTICLE VI.

                          COLLECTIONS AND DISBURSEMENTS

         Section 6.01.  Establishment of Accounts.

                  (a) The Lockbox Account.

                      (i) The Seller has established with a Lockbox Bank each Lockbox Account, into which the Servicer shall deposit from time to time all monies, instruments and other property received by it as Proceeds of the Transferred Receivables. The Seller agrees that prior to a Termination Event the Operating Agent, and upon the occurrence and during the continuation of a Termination Event the Collateral Agent, shall have exclusive dominion and control of each Lockbox Account and all monies, instruments and other property from time to time in each Lockbox Account. The Seller will not make or cause to be made, or have any ability to make or cause to be made any withdrawals from any Lockbox Account, except as provided in Section 6.01(b)(ii).

                      (ii) The Seller and the Servicer have instructed all existing Obligors of Transferred Receivables, and will instruct all future Obligors, to make payments in respect of Transferred Receivables only (A) by check or money order mailed to one or more lockboxes or post office boxes under the control of the Operating Agent (each such box being a "LOCKBOX"), or (B) by wire transfer or moneygram directly to a Lockbox Account, or (C) by direct debit from such Obligor's account to the Lockbox Account. The Lockboxes and Lockbox Accounts to which mail payments are made as of the date hereof are listed on the attached Schedule 6. The Seller and the Servicer shall endorse, to the extent necessary, all checks or other instruments received in any Lockbox so that the same can be deposited in the Lockbox Account, in the form so received (with all necessary endorsements), on the next Business Day after the Business Day on which such check or other instruments are received. In addition, the Seller and Servicer shall deposit or cause to be deposited in the Lockbox Account all cash, checks, money orders or other Proceeds of Collateral received other than in a Lockbox or by wire payments, in the form so received (with all necessary endorsements), not later than the close of business on the Business Day following the date of such receipt, and until so deposited all such items or other Proceeds shall be held in trust for the Collateral Agent. Neither the Seller nor the Servicer shall deposit any moneys not required or permitted under this Agreement or the Related Documents into the Lockboxes or Lockbox Accounts.

                      (iii) If a Lockbox Agreement terminates for any reason or any Lockbox Bank fails to comply with its obligations under the related Lockbox Agreement for any reason, then the Seller shall promptly notify all Obligors to make all future wire payments to a new Lockbox Account with another Lockbox Bank. The Seller shall not close the Lockbox Account unless it shall have (1) received the prior written consent of the Operating Agent and the Collateral Agent, (2) established a new account with the same Lockbox Bank or with a new depositary institution satisfactory to the Operating Agent and the Collateral Agent, (3) entered into an agreement covering such new account with the Lockbox Bank or with such new depositary institution substantially in the form of the Lockbox Agreement or which is otherwise satisfactory in all respects to the Operating Agent and the Collateral Agent (whereupon, for all purposes of this Agreement and the Related Documents, such new account shall become the Lockbox Account, such new agreement shall become the Lockbox Agreement and any new depositary institution shall become the Lockbox Bank), and (4) taken all such action as the Collateral Agent shall require to grant and perfect a first priority security interest in such new Lockbox Account to the Collateral Agent under Section 8.01 of this Agreement. Other than pursuant to this
         Section 6.01(a), the Seller or Servicer shall not open any new Lockbox or Lockbox Account without the consent of the Operating Agent, the Collateral Agent and the Purchaser.

                  (b) Collection Account.

                      (i) The Purchaser has established and shall maintain a segregated deposit account with the Depositary titled "Redwood Receivables Corporation - Collection Account (Carlisle Plastics Funding Corporation)" (the "COLLECTION ACCOUNT"). The Seller agrees that the Operating Agent shall have exclusive dominion and control of the Collection Account and all monies, instruments and other property from time to time in the Collection Account.

                      (ii) Pursuant to Section 6.02, the Seller shall instruct the Lockbox Bank to transfer, and the Seller hereby grants each of the Operating Agent and the Collateral Agent the authority to instruct each Lockbox Bank to transfer, on each Business Day in same day funds, all available funds deposited in the Lockbox Account before such Business Day to the Collection Account. The Purchaser, the Operating Agent and the Collateral Agent may deposit into the Collection Account from time to time all monies, instruments and other property received by any of them as Proceeds of the Transferred Receivables. On each Business Day before the Facility Termination Date, so long as no Termination Event shall have occurred and be continuing, the

         Operating Agent shall instruct and cause the Depositary (which instruction may be in writing or by telephone confirmed promptly thereafter in writing) to release funds on deposit in the Collection Account in the order of priority set forth in Section 6.03. On each Business Day on and after the Facility Termination Date and on each Business Day during any period while a Termination Event has occurred and is continuing, the Collateral Agent may and the Operating Agent shall apply all amounts when received in the Collection Account in the order of priority set forth in Section 6.05.

                      (iii) If the Depositary wishes to resign as depositary of the Collection Account for any reason or fails to carry out the instructions of the Operating Agent or the Collateral Agent for any reason, then the Purchaser or the Operating Agent shall promptly notify the Purchaser Secured Parties. The Purchaser shall not close the Collection Account unless it shall have (1) received the prior written consent of the Operating Agent and the Collateral Agent, (2) established a new account with the Depositary or with a new depositary institution satisfactory to the Operating Agent and the Collateral Agent, (3) entered into an agreement covering such new account with such new depositary institution satisfactory in all respects to the Operating Agent and the Collateral Agent (whereupon such new account shall become the Collection Account for all purposes of this Agreement and the Related Documents), and (4) taken all such action as the Collateral Agent shall require to grant and perfect a first priority security interest in such new Collection Account to the Collateral Agent under this Agreement.

                  (c) Retention Account. The Purchaser has established and shall maintain a segregated deposit account with the Depositary and controlled by the Operating Agent titled "Redwood Receivables Corporation - Retention Account (Carlisle Plastics Funding Corporation)" (the "RETENTION ACCOUNT").

                  (d) Collateral Account. The Purchaser has established and shall maintain a segregated deposit account with the Depositary and controlled by the Operating Agent titled "Redwood Receivables Corporation - Collateral Account" (the "COLLATERAL ACCOUNT").

         Section 6.02.  Funding of Collection Account.

                  (a) As soon as practicable and in any event, no later than 10:00 a.m., on each Business Day:

                      (i) the Operating Agent shall transfer all Collections deposited in any Lockbox Account prior to such Business Day to the Collection Account;

                      (ii) the Purchaser shall, or shall cause the Collateral Agent to, deposit in the Collection Account the amount required, pursuant to Section 2.04(b)(i);

                      (iii) the Purchaser shall, or shall cause the Collateral Agent to, deposit any Seller LOC Draws made on such Business Day to the Collection Account;

                      (iv) if, on the prior Business Day, the Operating Agent has notified the Seller of any Purchase Excess, the Seller shall deposit cash in the amount of such Purchase Excess in the Collection Account;

                      (v) if, pursuant to a Seller Notice, the Seller has requested to reduce the Capital Investment of the Purchaser, the Seller shall deposit cash in the amount specified in such Seller Notice in the Collection Account;

                      (vi) if on such Business Day the Seller is required to make other payments under this Agreement not previously retained out of Collections (including Indemnified Amounts not previously paid), the Seller shall deposit an amount equal to such payments in the Collection Account;

                      (vii) if, on the prior Business Day, the Originator made a capital contribution of a Rejected Amount pursuant to the Transfer Agreement, the Seller shall deposit cash in the amount received from the Originator for such contribution in the Collection Account; and

                      (viii) the Servicer shall deposit into the Collection Account the Outstanding Balance of any Transferred Receivable it elects to pay pursuant to Section 7.04.

                  (b) If, two Business Days prior to any Settlement Date, the Operating Agent notifies the Seller of any Retention Account Deficiency pursuant to Section 6.04(b), the Seller shall deposit cash in the amount of such deficiency into the Collection Account no later than 1:00 p.m. on such Settlement Date.

                  (c) On and after the Facility Termination Date, the Operating Agent shall transfer all amounts held in the Retention Account as of that date to the Collection Account.

         Section 6.03. Daily Disbursements From the Collection Account - Revolving Period. On each Business Day, as soon as practicable and in any event no later than 12:00 p.m., during the Revolving Period, following the transfers made in accordance with Section 6.02, the Operating Agent shall disburse all amounts in the Collection Account in the following priority:

                  (a) transfer all amounts in the Collection Account in the following priority:

                      (i) to the Retention Account for the account of the Purchaser, the amount of any Retention Account Deficiency deposited pursuant to Section 6.02(b);

                      (ii) to the Deferred Purchase Price Sub-Account, all Deferred Purchase Price Collections;

                      (iii) to the Capital Investment Sub-Account, the balance;

                  (b) transfer all amounts in the Deferred Purchase Price Sub-Account, in the following priority:

                      (i) to the Retention Account for the account of the Purchaser, an amount equal to the sum of

                          (A) Daily Yield;

                          (B) the Yield Shortfall for the prior Business Day;

                          (C) the Servicing Fee;

                          (D) the Servicing Fee Shortfall for the prior Business
                              Day;

                          (E) the Unused Commitment Fee; and

                          (F) the Unused Commitment Fee Shortfall for the prior
                              Business Day;

                      (ii) to the Capital Investment Sub-Account, an amount equal to the Dilution Funded Amount;

                      (iii) if the Deferred Purchase Price Adjustment is less than zero, to the Capital Investment Sub-Account an amount equal to the absolute value of the Deferred Purchase Price Adjustment; and

                      (iv) to an account previously designated by the Seller, in partial payment of the Deferred Purchase Price, the balance, if any; and

                  (c) transfer all amounts in the Capital Investment Sub-Account, in the following priority:

                      (i) to the Retention Account for the account of the Purchaser, the Yield Shortfall, the Servicing Fee Shortfall and the Unused Commitment Fee Shortfall, if any, following the transfer made pursuant to Section 6.03(b)(i);

                      (ii) to the Collateral Account for the account of the Purchaser (or in the case of Indemnified Amounts, for the account of the Indemnified Party), amounts deposited into the Collection Account pursuant to Section 6.02(a)(vi);

                      (iii) to the Collateral Account for the account of the Purchaser, in reduction of its Capital Investment if, as disclosed in the most recently submitted Investment Base Certificate, there is a Purchase Excess, by transfer of such Purchase Excess;

                      (iv) if, pursuant to a Seller Notice, the Seller has requested to reduce the Capital Investment of the Purchaser, to the Collateral Account for the account of the Seller, the lesser of (A) the amount of such request, in reduction of Capital Investment and the (B) the balance;

                      (v) if the Deferred Purchase Price Adjustment is greater than zero, to the Seller an amount equal to the Deferred Purchase Price Adjustment, as partial payment of the Deferred Purchase Price;

                      (vi) the balance, to an account previously designated by the Seller, as payment of the Cash Purchase Price for Purchases made on such day.

         Section 6.04. Disbursements From the Retention Account - Settlement Date Procedures - Revolving Period.


                  (a) As soon as practicable and in any event no later than 1:00 p.m. on each Settlement Date during the Revolving Period, the amounts held in the Retention Account shall be disbursed or retained by the Operating Agent in the following priority:

                      (i) to the Collateral Account for the account of the Purchaser (or, if applicable, any Indemnified Party), in an amount equal to:

                          (A) an amount equal to the accrued and unpaid Daily
                  Yield to the end of the preceding Settlement Period;

                          (B) all Additional Amounts incurred and payable to any
                  Affected Party through the end of the preceding Settlement Period;

                          (C) all other amounts accrued and payable under this
                  Agreement (including Indemnified Amounts incurred and payable to any Indemnified Party) through the end of the preceding Settlement Period to the extent not already transferred pursuant to Section 6.03(c)(ii); and

                          (D) if there is a Purchase Excess, an amount equal to
                  such excess, in reduction of Capital Investment;

                      (ii) to the Servicer on behalf of the Seller, in an amount equal to its accrued and unpaid Servicing Fee to the end of the preceding Settlement Period;

                      (iii) retained in the Retention Account, the Accrued Monthly Yield, Accrued Unused Commitment Fee and Accrued Servicing Fee as of that date; and

                      (iv) to the extent that the balance in the Retention Account exceeds the amount to be retained or disbursed under Sections 6.04(a)(i) through (iii), the excess to an account previously designated by the Seller.

                  (b) No later than two Business Days prior to each Settlement Date, the Operating Agent shall determine and notify the Seller of any Retention Account Deficiency for the preceding Settlement Period, and the Seller shall deposit funds in the amount of such Retention Account Deficiency to the Collection Account pursuant to Section 6.02(b).

         Section 6.05. Liquidation Settlement Procedures. On each Business Day on and after the Facility Termination Date, the Collateral Agent shall:

                  (a) transfer all amounts in the Collection Account in the following priority:

                      (i) to the Deferred Purchase Price Sub-Account, all Deferred Purchase Price Collections; and

                      (ii) to the Capital Investment Sub-Account, the balance;

                  (b) transfer all amounts in the Deferred Purchase Price Sub-Account, in the following priority:

                      (i) if an Event of Servicer Termination has occurred and a Successor Servicer has been appointed, to the Successor Servicer in an amount equal to its accrued and unpaid Successor Servicing Fees and Expenses;

                      (ii) to the Collateral Account for the account of the Purchaser, in an amount equal to, on any such Business Day on which Capital Investment is being maintained through the issuance of Commercial Paper (to the extent such Capital Investment exceeds Liquidity Loans then outstanding), accrued and unpaid CP Interest through and including such date;

                      (iii) if there are Liquidity Loans outstanding, to the Liquidity Agent on behalf of the Liquidity Providers, in an amount equal to accrued and unpaid interest on the Liquidity Loans;

                      (iv) to the Capital Investment Sub-Account:

                          (A) an amount equal to the Dilution Funded Amount; and

                          (B) if there are Liquidity Loans then outstanding or
                  Capital Investment exceeds the Liquidity Loans then outstanding, all amounts remaining in the Deferred Purchase Price Sub-Account, if any;

                      (v) to the Letter of Credit Agent, if there are any outstanding LOC Draws in respect of the Seller, in an amount equal to accrued and unpaid interest on such outstanding LOC Draws;

                      (vi) to the Collateral Account, an amount equal to (A) accrued and unpaid Daily Yield minus (B) the sum of (1) amounts paid pursuant to Section 6.05(b)(ii), (2) amounts paid pursuant to 6.05(b)(iii) and (3) amounts paid under 6.05(b)(v);

                      (vii) if an Event of Servicer Termination has not occurred, to the Servicer in an amount equal to its accrued and unpaid Servicing Fee;

                      (viii) upon payment in full of all amounts set forth in clauses (c)(i)-(c)(v) below, to an account previously designated by the Seller, in partial payment of the Deferred Purchase Price, the balance, if any; and

                  (c) transfer all amounts in the Capital Investment Sub-Account, in the following priority:

                      (i) to the Collateral Account for the account of the Purchaser, in an amount equal to,

                          (A) on any such Business Day on which Capital
                  Investment is being maintained through the issuance of Commercial Paper (to the extent such Capital Investment exceeds Liquidity Loans then outstanding), accrued and unpaid CP Interest through and including such date, to the extent not paid pursuant to Sections 6.05(b)(ii) and 6.05(b)(vi); and

                          (B) on any such Business Day on which Capital
                  Investment is being maintained through the issuance of Commercial Paper (to the extent such Capital Investment exceeds Liquidity Loans then outstanding), the principal of all Capital Investment in excess of such Liquidity Loans;

                      (ii) if there are Liquidity Loans outstanding, to the Liquidity Agent on behalf of the Liquidity Providers, in an amount equal to:

                          (A) accrued and unpaid interest on the Liquidity Loans
                  to the extent not paid pursuant to Section 6.05(b)(iii);

                          (B) the principal of outstanding Liquidity Loans; and

                          (C) any other amounts, including any fees, owing to
                  the Liquidity Agent or Liquidity Providers in connection with the Liquidity Loans to the extent not paid pursuant to Section 6.05(b)(iii);

                      (iii) to the Collateral Account for the account of the Purchaser, in an amount equal to:

                          (A) all Additional Amounts incurred and payable to any
                  Affected Party; and

                          (B) all Indemnified Amounts incurred and payable to
                  any Indemnified Party;

                      (iv) to the Letter of Credit Agent, if there are any outstanding LOC Draws in respect of the Seller, in an amount equal to:

                          (A) accrued and unpaid interest on such outstanding
                  LOC Draws;

                          (B) the principal of such outstanding LOC Draws; and

                          (C) including fees, owing to the Letter of Credit
                  Agent in connection with such outstanding LOC Draws; and

                      (v) to the Collateral Account, an amount equal to (A) accrued and unpaid Daily Yield minus (B) the sum of (1) amounts paid pursuant to Section 6.05(c)(i)(A), (2) amounts paid pursuant to 6.05(c)(ii)(A) and (3) amounts paid under 6.05(c)(iv)(A);

                      (vi) if an Event of Servicer Termination has not occurred, to the Servicer in an amount equal to its accrued and unpaid Servicing Fee; and

                      (vii) upon payment in full of all amounts set forth in clauses (c)(i)-(c)(vi) above, to an account previously designated by the Seller, the balance, if any.

                  (d) after the Facility Termination Date, on each day by no later than 11:00 a.m. the Operating Agent shall transfer all amounts then on deposit in the Retention Account to the Collateral Account;

         Section 6.06. Investment of Accounts. During the Revolving Period, to the extent there are uninvested amounts deposited in the Collateral Account or the Retention Account, the Operating Agent shall invest all such amounts in Permitted Investments selected by the Operating Agent that mature no later than the immediately succeeding Business Day, in the case of the Collateral Account, and the immediately succeeding Settlement Date, in the case of the Retention Account. On or after the Facility Termination Date, any investment of such amounts shall be solely at the discretion of the Operating Agent, subject to the restrictions described above.

         Section 6.07.  Termination Procedure.

                  (a) On the earlier of (i) the first Business Day after the Facility Termination Date on which the Capital Investment has been reduced to zero or (ii) the Final Purchase Date, if the payments required to be made pursuant to Sections 6.05(a), (b) and (c) have not been made in full, the Seller shall immediately deposit into the Collection Account an amount sufficient to make such payments in full.

                  (b) On the first Business Day after the Facility Termination Date on which the payments required pursuant to Subsections 6.05(a), (b) and (c) have been made in full, all amounts held in the Collection Account and the Retention Account, if any, shall be disbursed in immediately available funds to the Seller and all security interests of the Purchaser and the Collateral Agent in all Transferred Receivables owned by the Seller or other Seller Collateral shall be released by the Purchaser and the Collateral Agent. Such disbursement shall constitute the final payment to which the Seller is entitled pursuant to the terms of this Agreement.

                                   ARTICLE VII.

                           APPOINTMENT OF THE SERVICER

         Section 7.01. Appointment of the Servicer. The Purchaser hereby appoints the Servicer as its agent to service the Transferred Receivables and enforce its rights and interests in and under each Transferred Receivable and each related Contract and to serve in such capacity until the termination of its responsibilities pursuant to Sections 9.02 or 11.01. The Servicer hereby agrees to perform the duties and obligations with respect thereto set forth herein. The Servicer may, with the prior consent of the Purchaser, the Operating Agent, and the Collateral Agent subcontract with a Sub-Servicer for collection, servicing or administration of the Transferred Receivables, provided, that (a) the Servicer shall remain liable for the performance of the duties and obligations of the Sub-Servicer pursuant to the terms hereof, and (b) any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Transferred Receivables involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Purchaser, Operating Agent and the Collateral Agent shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Sub-Servicer.

         Section 7.02.  Duties and Responsibilities of the Servicer.

                  (a) The Servicer shall conduct the servicing, administration and collection of the Transferred Receivables and shall take, or cause to be taken, all such actions (i) as may be necessary or advisable to service, administer and collect each Transferred Receivable from time to time; (ii) as the

Servicer would take if the Transferred Receivables were owned and serviced by the Servicer, and (iii) as are consistent with industry practice for the servicing of such Transferred Receivables.

                  (b) The Purchaser, the Operating Agent and the Collateral Agent shall not have any obligation or liability with respect to any Transferred Receivables or related Contracts, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

         Section 7.03. Collections on Receivables. In the event that the Servicer is unable to determine the specific Receivables on which Collections have been received from an Obligor, for the purposes of this Agreement only, the parties agree that such Collections shall be deemed to have been received on the Receivables in the order in which they were originated with respect to such Obligor. In the event that the Servicer is unable to determine the specific Receivables on which discounts, offsets or other non-cash reductions have been granted or made with respect to an Obligor, the parties agree that such reductions shall be deemed to have been granted or made (i) prior to a Termination Event, in the discretion of the Servicer, and (ii) after a Termination Event, in the reverse order in which they were originated with respect to such Obligor.

         Section 7.04. Authorization of the Servicer. Each of the Seller and the Purchaser hereby authorizes the Servicer (including any successor thereto) to take any and all steps in its name and on its behalf necessary or desirable and not inconsistent with the ownership of the Transferred Receivables by the Purchaser and the pledge to the Collateral Agent, in the determination of the Servicer, to collect all amounts due under any and all such Transferred Receivables, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to such Transferred Receivables and, after the delinquency of any such Transferred Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence proceedings with respect to enforcing payment of such Transferred Receivables and the related Contracts, and adjusting, settling or compromising the account or payment thereof, to the same extent as the Originator could have done if it had continued to own such Receivable. The Originator, the Seller and the Purchaser shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectibility of the Transferred Receivables. Notwithstanding anything to the contrary contained herein, the Purchaser, the Collateral Agent and the Operating Agent shall have the absolute and unlimited right to direct the Servicer (whether the Servicer is the Originator or otherwise) to commence or settle any legal action to enforce collection of any such Transferred Receivable or to foreclose upon, repossess or take any other action which the Collateral Agent or the Operating Agent deems necessary or advisable with respect thereto; provided, that the Servicer may, rather than commencing such action or taking other enforcement action, at its option elect to pay the Purchaser the Outstanding Balance of such Transferred Receivable. In no event shall the Servicer be entitled to make the Purchaser, the Collateral Agent or the Operating Agent a party to any litigation without such party's express prior written consent, or to make the Seller a party to any litigation without the Operating Agent's consent.

         Section 7.05. Servicing Fees. As compensation for its servicing activities and as reimbursement for its expenses in connection therewith, the Servicer shall be entitled to receive the Servicing Fees in the manner set forth in Sections 6.04 and 6.05, payable monthly in arrears on each Settlement Date with respect to the preceding Settlement Period. The Servicer shall be required to pay for all expenses incurred by the Servicer in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment therefor other than the Servicing Fees.

         Section 7.06. Covenants of the Servicer. The Servicer shall (unless having previously received the prior written consent of the Operating Agent and the Collateral Agent):

                  (a) not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to (and any such purported disposition shall be null and void), any Transferred Receivable or related Contract with respect thereto, or upon or with respect to the Lockbox Account, the Lockboxes, the Collection Account, the Retention Account or any other account to which any Collections of any Transferred Receivable are deposited, or assign any right to receive income in respect thereof;

                  (b) not extend, amend or otherwise modify the terms of any Transferred Receivable (other than adjusting, settling or compromising the account or payment of a Transferred Receivable pursuant to Section 7.04 and except for deferments in the ordinary course of business which are consistent with the Credit and Collection Policies), or amend, modify or waive any term or condition of any Contract related thereto;

                  (c) not make any changes in the nature of its business, purposes or operations which could result in a material adverse effect on its ability to perform its servicing obligations hereunder;

                  (d) not make any change in its instructions to Obligors to make payments to the Lockboxes or Lockbox Accounts;

                  (e) not merge with or into (unless the Servicer is the surviving corporation), consolidate with or into, or convey, transfer, lease or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired) (whether in one transaction or in a series of transactions);

                  (f) not make any change to its corporate name or use any tradenames, fictitious names, assumed names or "doing business as" names except those disclosed on Schedule 1 to the Transfer Agreement and after at least thirty days' prior written notice to the Operating Agent, Collateral Agent and Redwood;

                  (g) identify the Transferred Receivables clearly and unambiguously in its Servicing Records to reflect that such Transferred Receivables are owned by the Seller;

                  (h) comply in all material respects with the Credit and Collection Policies in regard to each Transferred Receivable and the related Contracts; and

                  (i) comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Transferred Receivables, related Contracts and Collections with respect thereto.

         Section 7.07. Reporting. During the term of this Agreement, if Carlisle Plastics, Inc. or any Affiliate thereof is not the Servicer, the Servicer shall furnish to the Collateral Agent, the Operating Agent and the Purchaser:

                  (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Servicer, a copy of the audited consolidated financial statement of the Servicer and its consolidated Subsidiaries as of the end of such year and the related consolidated statements of income and retained earnings, and of cash flow, of the Servicer and its consolidated Subsidiaries for such year, in each case reported on by Deloitte & Touche or other firm of nationally recognized independent public accountants acceptable to the Operating Agent (accompanied by consolidating financial information received by such accounting firm and a satisfactory management letter) and each other report or statement sent to shareholders or publicly filed by the Servicer;

                  (b) on or before the 45th day after each quarter, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar quarter and of its performance under this Agreement has been made under such officer's supervision,
(ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such quarter, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, (iii) the Servicer has complied with the covenants set forth in Section 7.06 and Exhibit H, and (iv) the representations and warranties of the Servicer in Section 4.02 are true and correct as if made on the date of such Officer's Certificate;

                  (c) written notification of the occurrence of a Termination Event (including, without limitation, a material adverse change in the financial condition of the Originator) or an Incipient Event;

                  (d) written notification of any action, suit, proceeding, dispute, offset deduction, defense or counterclaim that is or may be asserted by an Obligor with respect to any Transferred Receivable; and

                  (e) such other periodic, special or other reports or information as the Purchaser, the Operating Agent or the Collateral Agent may reasonably require.

         Section 7.08. Annual Statement as to Compliance. The Servicer shall deliver to the Collateral Agent, the Operating Agent and the Purchaser on or before 90 days after the end of each fiscal year, an Officer's Certificate stating, as to each signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, (c) the Servicer has complied with the covenants set forth in Section 7.06 and Exhibit H, and (d) the representations and warranties of the Servicer in Section 4.02 are true and correct as if made on the date of such Officer's Certificate.

         Section 7.09. Annual Independent Public Accountants' Servicing and Compliance Report. On or before March 31 of each year, the Servicer at its expense shall cause a firm of nationally recognized independent public accountants to furnish a statement (on which the Purchaser, the Operating Agent and the Collateral Agent may rely) to the Collateral Agent and the Operating Agent to the effect that such firm has applied the agreed upon procedures referred to in Section 5.02(f) with respect to (a) the Servicer's compliance with the Servicer's financial covenants in this Agreement and (b) the Servicer's substantial compliance with this Agreement (including the Credit and Collection Policies), and that, on the basis of such procedures, such firm has reported that there are no exceptions, except as set forth in such statement.

                                  ARTICLE VIII.

                           GRANT OF SECURITY INTERESTS

         Section 8.01. Seller's Grant of Security Interest. It is the intention of the parties hereto that each payment by the Purchaser to the Seller with respect to Transferred Receivables to be made hereunder shall constitute a purchase and sale of such Transferred Receivables and not a loan. If, however, a court of competent jurisdiction holds that the transaction evidenced hereby constitutes a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law. In such regard and, in any event, as security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Seller Secured Obligations, the Seller hereby assigns and pledges to the Purchaser, and grants to the Purchaser a security interest in and lien upon, all of the Seller's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Seller now has or hereafter acquires an interest and wherever the same may be located (collectively, the "SELLER COLLATERAL"):

                  (a) all Transferred Receivables, Contracts and Collections;

                  (b) the Transfer Agreement, all Lockbox Agreements and all other Related Documents now or hereafter in effect relating to the purchase, servicing or processing of such Transferred Receivables (the "SELLER ASSIGNED AGREEMENTS"), including (i) all rights of the Seller to receive moneys due and to become due under or pursuant to the Seller Assigned Agreements, (ii) all rights of the Seller to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Seller Assigned Agreements, (iii) claims of the Seller for damages arising out of or for breach of or default under the Seller Assigned Agreements, and (iv) the right of the Seller to amend, waive or terminate the Seller Assigned Agreements, to perform under the Seller Assigned Agreements and to compel performance and otherwise exercise all remedies under the Seller Assigned Agreements;

                  (c) all of the following (the "SELLER ACCOUNT COLLATERAL"):

                      (i) the Lockbox Account, the Lockboxes and all funds held in the Lockbox Account and the Lockboxes and all certificates and instruments, if any, from time to time representing or evidencing the Lockbox Account, the Lockboxes or such funds,

                      (ii) the Collection Account and the Retention Account, all funds held in the Collection Account and the Retention Account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account, the Retention Account or such funds,

                      (iii) all Investments from time to time of amounts in the Collection Account and the Retention Account, and all certificates and instruments, if any, from time to time representing or evidencing such Investments,

                      (iv) all notes, certificates of deposit and other instruments related to the Receivables or the Related Documents from time to time delivered to or otherwise possessed by the Purchaser or any assignee or agent on behalf of the Purchaser in substitution for or in addition to any of the then existing Seller Account Collateral, and

                      (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Seller Account Collateral;

                  (d) all additional property related to the Receivables and the Related Documents that may from time to time hereafter be granted and pledged by the Seller or by anyone on its behalf under this Agreement, including the deposit with the Purchaser, the Operating Agent or the Collateral Agent of additional moneys by the Seller; and

                  (e) all Proceeds, accessions, substitutions, rents and profits of any and all of the foregoing Seller Collateral (including Proceeds that constitute property of the types described in Sections 8.01(a) through (d) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Purchaser or any assignee or agent on behalf of the Purchaser is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Seller Collateral.

         Section 8.02. Seller's Certification. The Seller hereby certifies that
(a) the benefits of the representations and warranties of the Originator made under the Transfer Agreement have been assigned to the Purchaser and the Collateral Agent; (b) the rights of the Seller under the Transfer Agreement to require a capital contribution or payment of a Rejected Amount from the Originator may be enforced by the Purchaser and the Collateral Agent; and (c) the Transfer Agreement provides that the representations, warranties and covenants described in Sections 4.01 and 4.02 shall survive the sale of the Transferred Receivables and the termination of the Transfer Agreement and this Agreement.

         Section 8.03. Consent to Assignment. Each of the Seller, the Originator and the Servicer acknowledges and consents to the security interest over the Seller Collateral created pursuant to the

Collateral Agent Agreement and acknowledges the rights of the Collateral Agent and the covenants given by the Purchaser in favor of the Collateral Agent set forth in the Collateral Agent Agreement, and further acknowledges and consents that the Collateral Agent shall be entitled to enforce the provisions of the Seller Assigned Agreements to which the Seller, the Originator or the Servicer is a party and shall be entitled to all the rights and remedies of the Purchaser thereunder. In addition, each of the Seller, the Originator and the Servicer hereby authorizes the Collateral Agent to rely on the representations and warranties of the Seller, the Originator or the Servicer, respectively, contained in the Seller Assigned Agreements to which the Seller, the Originator or the Servicer is a party and in any other certificates and documents furnished by the Seller, the Originator or the Servicer to any party in connection therewith.

         Section 8.04. Delivery of Collateral. All certificates or instruments representing or evidencing Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant to the Collateral Agent Agreement and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent, and to the extent not constituting an assignment shall be irrevocable powers of attorney coupled with an interest. The Collateral Agent shall have the right, at any time in its discretion following the occurrence of and during the continuation of a Termination Event and without prior notice to the Seller or the Purchaser, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

         Section 8.05. Seller Remains Liable. Notwithstanding anything in this Agreement, (a) each of the Seller and the Originator shall remain liable under the Transferred Receivables, Contracts, Seller Assigned Agreements and other agreements included in the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Purchaser or the Collateral Agent of any of its rights under this Agreement or the Collateral Agent Agreement shall not release the Seller or the Servicer from any of their respective duties or obligations under the Transferred Receivables, Contracts, Seller Assigned Agreements or other agreements included in the Collateral, (c) the Purchaser, the Collateral Agent and the Purchaser Secured Parties shall not have any obligation or liability under the Transferred Receivables, Contracts, Seller Assigned Agreements or other agreements included in the Collateral by reason of this Agreement or the Collateral Agent Agreement, and (d) neither the Collateral Agent nor any of the other Secured Parties shall be obligated to perform any of the obligations or duties of the Seller or the Servicer under the Transferred Receivables, Contracts, Seller Assigned Agreements or other agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement or the Collateral Agent Agreement.

         Section 8.06. Covenants of the Seller and Servicer Regarding the Collateral.

                  (a) Offices and Records. The Seller shall keep its chief place of business and chief executive offices and the office where it keeps its Records at the respective locations specified in Schedule 5 or, upon at least 30 days prior written notice to the Collateral Agent, at such other location in a jurisdiction where all action required by Section 8.06(f) shall have been taken with respect to the Collateral. The Seller and the Servicer shall, for not less than three years or for such longer period as may be required by law, from the date on which any Transferred Receivable arose, maintain adequate Records with respect to each Transferred Receivable, including records of all payments received, credits granted and merchandise returned. Upon prior notice to the Seller and the Servicer, except after the occurrence of any Termination Event, the Seller and the Servicer will permit representatives of the Operating Agent and the Collateral Agent at any time and from time to time during normal business hours, and at such times outside of normal business hours as the Operating Agent and the Collateral Agent shall request, (i) to inspect and make copies of and abstracts from such records, and (ii) to visit the properties of the Seller or the Servicer utilized in connection with the collection, processing or servicing of the Transferred Receivables for the purpose of examining such Records, and to discuss matters relating to the Receivables or the Seller's or Servicer's performance under this Agreement with any officer or employee of the Seller or Servicer having knowledge of such matters. In connection therewith, the

Operating Agent or the Collateral Agent may institute procedures to permit it to confirm the Obligor balances in respect of any Transferred Receivables. Each of the Seller and the Servicer agrees to render to the Operating Agent and the Collateral Agent such clerical and other assistance as may be requested with regard to the foregoing. If a Termination Event shall have occurred and be continuing, promptly upon request therefor, the Seller or the Servicer shall deliver to the Collateral Agent records reflecting activity through the close of business on the immediately preceding Business Day.

                  (b) Collection of Transferred Receivables. Except as otherwise provided in this Section 8.06(b), the Seller shall continue to collect or cause to be collected, at its own expense, all amounts due or to become due to the Seller under the Transferred Receivables, the Seller Assigned Agreements and any other Seller Collateral. In connection with such collections, the Seller may take (and at the Collateral Agent's direction after a Termination Event has occurred and is continuing, shall take) such action as the Seller or the Collateral Agent may deem necessary or advisable to enforce collection of the Transferred Receivables and the Seller Assigned Agreements; provided, however, that the Collateral Agent may, at any time that a Termination Event has occurred and is continuing, notify any Obligor with respect to any Transferred Receivables or obligors under the Seller Assigned Agreements of the assignment of such Transferred Receivables or Seller Assigned Agreements, as the case may be, to the Collateral Agent and direct that payments of all amounts due or to become due to the Seller thereunder be made directly to the Collateral Agent or any servicer, collection agent or lockbox or other account designated by the Collateral Agent and, upon such notification and at the expense of the Seller, the Collateral Agent may enforce collection of any such Transferred Receivables or the Seller Assigned Agreements and adjust, settle or compromise the amount or payment thereof, provided that the Seller may, rather than commencing such action or taking other enforcement action, at its option, elect to cause such Transferred Receivable to be subject to Section 4.04 of the Transfer Agreement.

                  (c) Maintain Records of Transferred Receivables. The Seller and the Servicer shall, at their own cost and expense, maintain satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each of the Seller and the Servicer will mark conspicuously with a legend, in form and substance satisfactory to the Collateral Agent, its aged receivables report, to evidence this Agreement and the assignment and security interest granted by this Article VIII. Upon the occurrence and during the continuation of a Termination Event, the Seller and Servicer shall (i) deliver and turn over to the Collateral Agent or to its representatives, or at the option of the Collateral Agent shall provide the Collateral Agent or its representatives with access to, after the occurrence of a Termination Event, at any time, and during all other times, during ordinary business hours, on demand of the Collateral Agent, all of the Seller's and Servicer's facilities, personnel, books and records pertaining to the Collateral, including all Records, and (ii) allow the Collateral Agent to occupy the premises of the Seller and the Servicer where such books, records and Records are maintained, and utilize such premises, the equipment thereon and any personnel of the Seller or the Servicer that the Collateral Agent may wish to employ to administer, service and collect the Transferred Receivables.

                  (d) Performance of Seller Assigned Agreements. The Seller or the Servicer, as applicable, shall (i) perform and observe all the terms and provisions of the Seller Assigned Agreements to be performed or observed by it, maintain the Seller Assigned Agreements in full force and effect, enforce the Seller Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time requested by the Collateral Agent, and (ii) upon request of the Operating Agent or the Collateral Agent, make to any other party to the Seller Assigned Agreements such demands and requests for information and reports or for action as the Seller is entitled to make under the Seller Assigned Agreements.

                  (e) Notice of Adverse Claim. Each of the Seller and the Servicer shall advise the Purchaser, the Operating Agent and the Collateral Agent promptly, in reasonable detail, (i) of any Adverse Claim known to it made or asserted against any of the Seller Collateral and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Seller Collateral or on the assignments and security interests granted by the Seller in this Agreement.

                  (f) Further Assurances; Financing Statements.

                      (i) Each of the Seller and the Servicer severally agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Purchaser, the Operating Agent or the Collateral Agent may request to perfect and protect the assignments and security interests granted or purported to be granted by this Article VIII or to enable the Purchaser, the Operating Agent or the Collateral Agent to exercise and enforce its rights and remedies under this Agreement and the Collateral Agent Agreement with respect to any Collateral. Without limiting the generality of the foregoing, the Seller shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or, in the opinion of the Purchaser, the Operating Agent or the Collateral Agent, desirable or that the Purchaser, the Operating Agent or the Collateral Agent may request to protect and preserve the assignments and security interests granted by this Agreement and the Collateral Agent Agreement.

                      (ii) The Seller and the Purchaser hereby severally authorize the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Seller or the Purchaser where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Collateral Agent will promptly send to the Seller any financing or continuation statements thereto which it files without the signature of the Seller and will promptly send to the Purchaser any financing or continuation statements thereto which it files without the signature of the Purchaser except, in the case of filings of copies of this Agreement as financing statements, the Collateral Agent will promptly send the Seller or the Purchaser, as the case may be, the filing or recordation information with respect thereto.

                      (iii) Each of the Seller and the Servicer shall furnish to the Collateral Agent from time to time such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may request, all in reasonable detail.

                                 ARTICLE IX.

                               TERMINATION EVENTS

         Section 9.01. Termination Events. If any of the following events (each, a "TERMINATION EVENT") shall occur and be continuing:

                  (a) (i) the Seller shall default in the payment of any amount owed by it hereunder and such failure shall remain unremedied for one Business Day, or (ii) the Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or the Related Documents and such failure shall remain unremedied for five days, in each case after written notice thereof shall have been given by the Operating Agent or the Collateral Agent to the Seller; or

                  (b) a default has occurred (and any applicable grace period has elapsed) and be continuing under any instrument or agreement evidencing, securing or providing for the issuance of Debt of the Parent or the Seller and such default has not been waived by the non-defaulting party; or

                  (c) the Originator or the Seller shall generally not pay any of its respective Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Originator or the Seller seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur, or the Originator or the Seller shall take any corporate action to authorize any of the actions set forth in this subsection; or

                  (d) judgments or orders for the payment of money (other than such judgments or orders in respect of which adequate insurance is maintained for the payment thereof) in excess of $500,000 in the aggregate against the Originator or any Affiliate of the Originator shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or

                  (e) a judgment or order for the payment of money is rendered against the Seller; or

                  (f) there is a material breach of any of the representations and warranties of the Seller set forth in Section 4.01; or

                  (g) any Governmental Authority (including the Internal Revenue Service or the PBGC) shall file notice of a lien in an aggregate amount with regard to any assets of the Originator (other than lien (i) limited by its terms to assets other than Receivables and (ii) not materially adversely affecting the financial condition of the Parent or the parent's ability to perform as Servicer hereunder); or

                  (h) any Governmental Authority (including the Internal Revenue Service or the PBGC) shall file notice of a lien with regard to any of the assets of the Seller; or

                  (i) there shall occur a failure of the Originator to make any payment, repurchase any Transferred Receivables or substitute any Transferred Receivables with Eligible Receivables as required under Section 4.04 of the Transfer Agreement for one Business Day, or if the Transfer Agreement shall for any reason cease to evidence the transfer to the Seller (or its assignees or transferees) of the legal and equitable title to, and ownership of, the Transferred Receivables; or

                  (j) any Lockbox Agreement or the Transfer Agreement have been amended or terminated without the written consent of the Purchaser, the Operating Agent and the Collateral Agent; or

                  (k) an Event of Servicer Termination has occurred; or

                  (l) the Operating Agent has determined that the funding of Receivables hereunder is impracticable due to a drop in or withdrawal of any of the ratings assigned to the Purchaser's Commercial Paper, the imposition of Additional Amounts, restrictions on the amount of Transferred Receivables it may finance or the inability of the Purchaser to issue Commercial Paper; or

                  (m) the Purchaser and the Collateral Agent cease to hold a first priority, perfected ownership interest in the Transferred Receivables; or

                  (n) a Seller LOC Draw has occurred; or

                  (o) the obligations of the Liquidity Providers to make Liquidity Loans, the proceeds of which may be used by the Purchaser to make Purchases to the Seller, have terminated; or

                  (p) a breach of the covenants in Exhibit H has occurred; or

                  (q) a breach of a provision of the Transfer Agreement has occurred that is not remedied within 1 Business Day in accordance with Section
4.04 thereof; or

                  (r) an Event of Default under the Collateral Agent Agreement has occurred; or

                  (s) the short term debt rating of a Liquidity Provider has been downgraded by a Rating Agency and such Liquidity Provider has not been replaced in accordance with the Liquidity Agreement within 30 days; or

                  (t) the Purchase Discount Rate shall be less than 50% for two consecutive Settlement Periods;

then and in any such event, the Operating Agent shall, at the request, or may with the consent, of the Purchaser or the Collateral Agent, by notice to the Seller declare the Facility Termination Date to have occurred, whereupon the Facility Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller; provided, that in the event that any of the Termination Events described in subsections (b), (c), (n), (o), (r) or (s) have occurred or the Termination Event described in subsection (a)(i) has occurred and remained unremedied for four days, the Facility Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller. The Operating Agent shall (i) give notice to the Servicer of any downgrade of a Liquidity Provider pursuant to subsection (s), and (ii) give notice as soon as practicable, but no later than the later of (x) 60 days' before the date of termination or (y) promptly after receipt of notice by the Liquidity Provider of termination of the obligations of the Liquidity Provider to make Liquidity Loans, the proceeds of which may be used by the Purchaser to make Purchases to the Seller shall have terminated, notify the Seller and Servicer, provided that the failure to give notice pursuant to (i) and (ii) above shall not affect the operation of this Section 9.01.

         Section 9.02. Events of Servicer Termination. If any of the following events (each, an "EVENT OF SERVICER TERMINATION") shall occur and be continuing:

                  (a) the Servicer shall fail to perform or observe any term, covenant or agreement contained in this Agreement and such failure shall remain unremedied for ten days after written notice thereof shall have been given by the Purchaser, the Collateral Agent or the Operating Agent to the Servicer; or

                  (b) (i) a default has occurred and is continuing under any instrument or agreement to which GE Capital or any of its Affiliates is a party, evidencing, securing or providing for the issuance of Debt of the Servicer, or
(ii) a party has accelerated any payment of Debt under any instrument or agreement evidencing, securing or providing for the issuance of Debt of the Servicer in an amount exceeding $1,000,000; or

                  (c) the Servicer shall generally not pay any of its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Servicer seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur, or the Servicer shall take any corporate action to authorize any of the actions set forth in this subsection; or

                  (d) judgments or orders for the payment of money (other than such judgments or orders in respect of which adequate insurance is maintained for the payment thereof) in excess of $500,000 in the aggregate against the Servicer or any of its Affiliates shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or

                  (e) there is a breach of any of the representations and warranties of the Servicer set forth in Section 4.02 that is not remedied within 1 Business Day in accordance with Section 4.04 of the Transfer Agreement; or

                  (f) the Operating Agent or the Collateral Agent shall have determined that any event which materially adversely affects the ability of the Servicer to collect Receivables or to otherwise perform hereunder has occurred; or

                  (g) a Termination Event shall have occurred or this Agreement shall have been terminated; or

                  (h) the Servicer shall assign or purport to assign any of its obligations hereunder or under the Transfer Agreement without the prior written consent of the Operating Agent and the Collateral Agent; or

                  (i) the Seller's board of directors has determined that it is in the best interests of the Seller to terminate the Servicer and shall have given the Servicer, the Operating Agent, the Purchaser and the Collateral Agent at least 30 days written notice thereof, then, and in any such event, the Operating Agent shall (on behalf of the Seller), at the request, or may with the consent, of the Purchaser or the Collateral Agent, by delivery of a Servicer Termination Notice to the Seller and the Servicer, terminate the servicing responsibilities of the Servicer hereunder, without demand, protest or further notice of any kind, all of which are hereby waived by the Servicer. Upon any such declaration, all authority and power of the Servicer under this Agreement and the Transfer Agreement shall pass to and be vested in the Successor Servicer appointed pursuant to Section 11.02; provided, that notwithstanding anything to the contrary herein, the Seller agrees that it will continue to follow the procedures set forth in Section 7.02(a) with respect to Collections on Transferred Receivables.

                                   ARTICLE X.

                                    REMEDIES

         Section 10.01. Actions Upon Termination Event. If any Termination Event shall have occurred and be continuing and the Operating Agent shall have declared the Facility Termination Date to have occurred or the Facility Termination Date shall have been deemed to have occurred pursuant to Section 9.01, then the Collateral Agent may exercise in respect of the Seller Collateral, in addition to any and all other rights and remedies otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), and, in addition, may take the following remedial actions:

                  (a) The Collateral Agent may, without notice to the Seller except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Seller Secured Obligations against amounts payable to the Seller from the Collection Account, the Lockbox Account, the Retention Account or any part of such accounts in accordance with the priorities required by Sections 6.03, 6.04 and 6.05.

                  (b) The Collateral Agent may, without notice except as specified below, solicit and accept bids for and sell the Seller Collateral or any part of the Seller Collateral in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Purchaser's, Operating Agent's or Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Seller agrees that, to the extent notice of sale shall be required by law, at least ten Business Days' notice to the Seller of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Seller Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Seller in and to the Seller Collateral so sold, and shall be a perpetual bar, both at law and in equity, against the Seller, the Originator, any Person claiming the Seller Collateral sold through the Seller, the Originator and their respective successors or assigns.

                  (c) Upon the completion of any sale under Section 10.01(b), the Seller or the Servicer will deliver or cause to be delivered all of the Seller Collateral sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so requested by the Collateral Agent or by any purchaser, the Seller shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.

                  (d) At any public sale under Section 10.01(b), the Purchaser, the Collateral Agent or any Purchaser Secured Party may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.

                  (e) The Collateral Agent may exercise at the Seller's expense any and all rights and remedies of the Seller under or in connection with the Seller Assigned Agreements or the other Seller Collateral, including any and all rights of the Seller to demand or otherwise require payment of any amount under, or performance of any provisions of, the Seller Assigned Agreements.

         Section 10.02. Exercise of Remedies. No failure or delay on the part of the Collateral Agent to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller, the Servicer, the Originator or the Operating Agent, on the one hand, and the Collateral Agent, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement are cumulative and not exclusive of any rights or remedies which the Collateral Agent or the Secured Parties would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand.

         Section 10.03. Severability of Remedies. The invalidity of any remedy in any jurisdiction shall not invalidate such remedy in any other jurisdiction. The invalidity or unenforceability of the remedies herein provided in any jurisdiction shall not in any way affect the right of the enforcement in such jurisdiction or elsewhere of any of the other remedies herein provided.

         Section 10.04. Power of Attorney. Each of the Originator and the Servicer hereby irrevocably appoints the Collateral Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the rights and remedies provided for in this Article X, such power of attorney to take effect from the date and during the continuance of any Termination Event, including with the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Originator Collateral in connection with any sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Originator and the Servicer hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (d) to sign any agreements, orders or other documents in connection with or pursuant to this Agreement and any Related Document. Nevertheless, if so requested by the Collateral Agent or a purchaser of Originator Collateral, the Originator shall ratify and confirm any such sale or other disposition by executing and delivering to the Collateral Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

         Section 10.05. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral until the satisfaction of Section 6.07(b).

                                   ARTICLE XI.

                               SUCCESSOR SERVICER

         Section 11.01. Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (a) the performance of its duties hereunder has become impermissible under applicable law or regulation, and (b) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder become permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an opinion of counsel to such effect delivered to the Purchaser, the Collateral Agent and the Operating Agent. No such resignation shall become effective until a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 11.02.

         Section 11.02. Appointment of the Successor Servicer. In connection with the termination of the Servicer's responsibilities under this Agreement pursuant to Section 9.02 or 11.01, the Operating Agent shall (a) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations as Servicer (but not in any other capacity, including specifically not its obligations under Section 12.02) under this Agreement (and except that the Operating Agent makes no representations and warranties pursuant to Section 4.02), or (b) appoint a successor servicer to the Servicer which shall be acceptable to the Collateral Agent and shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement (the Operating Agent, in such capacity, or such successor servicer being referred to as the "SUCCESSOR SERVICER"); provided, that the Successor Servicer shall have no responsibility for any actions of the Servicer prior to the date of its appointment as Successor Servicer. In selecting a Successor Servicer, the Operating Agent may obtain bids from any potential Successor Servicer and may agree to any bid it deems appropriate. The Successor Servicer shall accept its appointment by executing, acknowledging and delivering to the Operating Agent and the Collateral Agent an instrument in form and substance acceptable to the Operating Agent and the Collateral Agent.

         Section 11.03. Duties of the Servicer. At any time following the appointment of a Successor Servicer:

                  (a) The Servicer agrees that it will terminate its activities as Servicer hereunder in a manner acceptable to the Collateral Agent so as to facilitate the transfer of servicing to the Successor Servicer including, without limitation, timely delivery (i) to the Collateral Agent of any funds that were required to be remitted to the Collateral Agent for deposit in the Collection Account, and (ii) to the Successor Servicer, at a place selected by the Successor Servicer, of all Servicing Records and other information with respect to the Transferred Receivables. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may be required to more fully and definitely vest and confirm in the Successor Servicer all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                  (b) The Servicer shall terminate each Sub-Servicing Agreement that may have been entered into and the Successor Servicer shall not be deemed to have assumed any of the Servicer's interest therein or to have replaced the Servicer as a party to any such Sub-Servicing Agreement.

         Section 11.04. Effect of Termination or Resignation. Any termination or resignation of the Servicer under this Agreement shall not affect any claims that the Originator, the Collateral Agent, the Purchaser or the Operating Agent may have against the Servicer for events or actions taken or not taken by the Servicer arising prior to any such termination or resignation.

                                   ARTICLE XII.

                                 INDEMNIFICATION

         Section 12.01. Indemnities by the Seller.

                  (a) Without limiting any other rights that the Collateral Agent, the Purchaser, the Operating Agent, the Liquidity Agent, any Liquidity Lender, the Letter of Credit Agent or any Letter of Credit Provider or any director, officer, employee, agent or incorporator of such party (each an "INDEMNIFIED PARTY") may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and costs and expenses of any nature whatsoever related thereto, including attorneys' fees and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS"), which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to (i) any breach of the Seller's obligations under this Agreement or any Related Document, (ii) the sale or the pledge of the Transferred Receivables, or (iii) any Receivable or any Contract, excluding, however, (A) Indemnified Amounts to the extent resulting solely from gross negligence or willful misconduct on the part of such Indemnified Party or (B) consequential, indirect, punitive or exemplary damages. Without limiting or being limited by the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

                  (A) reliance on any representation or warranty made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement, any Related Document or any report or other information delivered by the Seller pursuant hereto which shall have been incorrect in any material respect when made or deemed made or delivered;

                  (B) the failure by the Seller to comply with any term, provision or covenant contained in this Agreement, any Related Document or any agreement executed by it in connection with this Agreement or with any applicable law, rule or regulation with respect to any Transferred Receivable or its related Contract, or the nonconformity of any Transferred Receivable or its related Contract with any such applicable law, rule or regulation; or

                  (C) the failure to vest and maintain vested in the Purchaser legal and equitable title to and ownership of the Receivables which are, or are purported to be, Transferred Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim (except as permitted hereunder) whether existing at the time of the purchase of such Receivable or at any time thereafter, and to maintain or transfer to the Collateral Agent a first priority, perfected security interest therein.

                  (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.01 not paid in accordance with Article VI, to the extent that funds are available therefor in accordance with the provisions of
Article VI, shall be paid to the Indemnified Party within five Business Days following demand therefor.

                  (c) If indemnification is to be sought hereunder by an Indemnified Party, then such Indemnified Party shall promptly notify the Seller of the commencement of any litigation, proceeding or other action in respect thereof; provided, however, that the failure to notify the Seller shall not relieve the Seller from any liability or obligation that it may have hereunder or otherwise to such Indemnified Party, except to the extent the Seller is actually prejudiced thereby.

         Section 12.02. Indemnities by the Servicer.

                  (a) Without limiting any other rights that an Indemnified Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts which may be imposed on, incurred by or asserted against an

Indemnified Party in any way arising out of or relating to any breach of the Servicer's obligations under this Agreement, excluding, however, (A) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (B) recourse solely for uncollectible and uncollected Transferred Receivables and (C) consequential, indirect, punitive or exemplary damages. Without limiting or being limited by the foregoing, the Servicer shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

                      (i) reliance on any representation or warranty made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement, any Related Document or any report or other information delivered by the Servicer pursuant hereto which shall have been incorrect in any material respect when made or deemed made or delivered; or

                      (ii) the failure by the Servicer to comply with any term, provision or covenant contained in this Agreement, any Related Document or any agreement executed by it in connection with this Agreement or with any applicable law, rule or regulation with respect to any Transferred Receivable or its related Contract, or the imposition of any Adverse Claim (except as permitted hereunder) with respect to a Transferred Receivable as a result of the Servicer's actions hereunder.

                  (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.02 shall be paid to the Indemnified Party within five Business Days following demand therefor.

                  (c) If indemnification is to be sought hereunder by an Indemnified Party, then such Indemnified Party shall promptly notify the Servicer of the commencement of any litigation, proceeding or other action in respect thereof; provided, however, that the failure to notify the Servicer shall not relieve the Servicer from any liability or obligation that it may have hereunder or otherwise to such Indemnified Party, except to the extent the Servicer is actually prejudiced thereby.

                                  ARTICLE XIII.

                                 OPERATING AGENT

         Section 13.01. Authorization and Action. The Operating Agent may take such action and carry out such functions under this Agreement as are delegated to it by the terms hereof, pursuant to the Operating Agent Agreement or otherwise contemplated hereby or thereby or are reasonably incidental thereto; provided, that the duties of the Operating Agent shall be determined solely by the express provisions of this Agreement and other than the duties set forth in
Section 13.02 any permissive right of the Operating Agent hereunder shall not be construed as a duty.

         Section 13.02. Reliance, etc. None of the Operating Agent, any Affiliate thereof nor any of their respective directors, officers, agents or employees will be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement, the Program Documents or the Related Documents, except when caused solely by their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, and notwithstanding any term or provision hereof to the contrary, the Seller, the Servicer and the Purchaser hereby acknowledge and agree that the Operating Agent
(a) acts as agent hereunder for the Purchaser and has no duties or obligations to, will incur no liabilities or obligations to, and does not act as an agent in any capacity for, the Seller or the Originator, (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (c) makes no warranty or representation hereunder and shall not be responsible for any statements, warranties or representations made in or in connection with this Agreement, the Program Documents or the Related Documents, (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Program Documents or Related Documents on the part of the Seller, the Servicer or the Purchaser or to inspect the property (including the books and records) of the Seller, the Servicer or the

Purchaser, (e) shall not be responsible to the Seller, the Servicer or the Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto (including the Related Documents), (f) shall incur no liability under or in respect of this Agreement, the Program Documents or the Related Documents by acting upon any notice or communication (including a communication by telephone), consent, certificate or other instrument or writing believed by it to be genuine and signed, sent or communicated by the proper party or parties and (g) shall not be bound to make any investigation into the facts or matters stated in any notice or other communication hereunder and may rely on the accuracy of such facts or matters.

         Section 13.03. GE Capital and Affiliates. GE Capital and its Affiliates may generally engage in any kind of business with the Seller, the Originator, the Servicer, the Purchaser or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of such parties or any of their respective Affiliates, all as if GE Capital were not the Operating Agent, and without the duty to account therefor to the Seller, the Originator, the Servicer, the Purchaser or any other Person.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

         Section 14.01. Notices, Etc. All notices and other communications provided for hereunder, unless otherwise stated herein, shall be in writing and mailed or telecommunicated, or delivered as to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.

         Section 14.02. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Seller, the Servicer, the Purchaser, the Operating Agent and their respective permitted successors and assigns. Neither the Seller nor the Servicer may assign any of their rights and obligations hereunder or any interest herein without the prior written consent of the Purchaser, the Collateral Agent and the Operating Agent and unless the Rating Agency Condition has been fulfilled. The Purchaser, the Collateral Agent and the Operating Agent may, at any time, without the consent of the Seller, the Originator or the Servicer, assign any of their respective rights and obligations hereunder or interest herein to any Affiliate of GE Capital or any party to any Program Document. Any such assignee may further assign at any time its rights and obligations hereunder or interests herein to any other Affiliate of GE Capital or any party to any Program Document without the consent of the Seller, the Originator or the Servicer. Otherwise, the Purchaser, the Collateral Agent and the Operating Agent may not assign any of their rights hereunder or their interests herein without the prior written consent of the Seller. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, that the rights and remedies with respect to any breach of any representation and warranty made by the Seller or the Servicer pursuant to Article IV and the indemnification and payment provisions of Article XII shall be continuing and shall survive any termination of this Agreement.

         Section 14.03. Costs, Expenses and Taxes.

                  (a) In addition to the rights of indemnification under Article XII hereof, the Seller agrees to pay upon demand all costs and expenses and taxes (excluding income and similar taxes) incurred by the Purchaser, the Operating Agent or the Collateral Agent in connection with the administration (including periodic auditing after a Termination Event, Rating Agency requirements, modification and amendment) of this Agreement, the Related Documents and the other documents to be delivered hereunder. The Seller further agrees to pay on demand fees and out-of-pocket expenses of counsel for the Purchaser, the Operating Agent and the Collateral Agent incurred after the Effective Date with respect thereto and with respect to advising the Purchaser, the Operating Agent or the Collateral Agent as to its rights and remedies under this Agreement, the Related Documents and the other agreements executed pursuant hereto. The Seller further agrees to pay within five Business Days after demand all costs, counsel fees and expenses in connection with the enforcement (whether through negotiation, legal proceedings or otherwise) of this Agreement, the Related Documents and the other agreements and documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section 14.03 in accordance with the provisions of Article VI to the extent that funds are available therefor in accordance therewith.

                  (b) In addition, the Seller shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement, the Related Documents or the other agreements and documents to be delivered hereunder, and agrees to indemnify and save each Indemnified Party from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                  (c) In the event that the Operating Agent determines that any of the costs referred to in paragraphs (a) or (b) above were in any part incurred on behalf of, or are attributable to the actions of, borrowers or sellers under Other Purchase Agreements, the Seller shall have no liability hereunder in excess of the Seller's Share of such costs.

                  (d) If the Seller or the Servicer fails to perform any agreement or obligation contained herein, the Purchaser, the Collateral Agent or the Operating Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of such party incurred in connection therewith shall be payable by the party which has failed to so perform upon such party's demand therefor.

         Section 14.04. Confidentiality.

                  (a) Except to the extent otherwise required by applicable law or unless the Operating Agent shall otherwise consent in writing, the Seller and the Servicer agree to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary thereto) in its communications with third parties and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary thereto).

                  (b) Each of the Purchaser and the Operating Agent agrees to exercise reasonable efforts to keep any non-public information delivered or made available to it pursuant to this Agreement or any other Related Document, which the Parent has identified in writing as confidential information, confidential from any Person other than officers, employees, agents, designees or representatives of such Purchaser or the Operating Agent who are or are expected to become engaged in evaluating, approving, structuring or administering this Agreement or any of the other related Documents or any other transaction contemplated hereby or thereby; provided, that nothing herein shall prevent the Operating Agent or the Purchaser from disclosing such information (i) to any bona fide prospective or actual Liquidity Lender or Letter of Credit Provider that has agreed in writing to comply with this Section 14.04; (ii) to any of its Affiliates to the extent any such Affiliate requires such information in the ordinary course of the Operating Agent's or the Purchaser's credit committee or asset management procedures; (iii) to any rating agency, or any of the Operating Agent's or the Purchaser's legal counsel, accountants, and other professional advisors; (iv) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process; or (v) as required in connection with the exercise of any remedy under this Agreement or any of the other Related Documents; provided, further, that a determination by the Operating Agent or the Purchaser as to the application of the circumstances described in the foregoing clauses (i) through (v) will be conclusive if made in good faith.

         Section 14.05. No Proceedings. The Seller and the Servicer each hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, against the Purchaser any proceeding of the type referred to in
Section 9.01(c) so long as there shall not have elapsed one year plus one day since the latest maturing Commercial Paper has been paid in full in cash.

         Section 14.06. Amendments; Waivers; Consents. No modification, amendment or waiver of or with respect to any provision of this Agreement, the Related Documents or any other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Seller or the Servicer from any of the terms or conditions hereof or thereof, shall be effective unless it shall be in writing and signed by each of the parties hereto and with respect to any material modification, amendment or waiver, satisfies the Rating Agency Condition. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Seller, the Originator or the Servicer in any case shall, in itself, entitle it to any other consent or further notice or demand in similar or other circumstances. This Agreement, the Related Documents and the documents referred to therein embody the entire agreement among the Seller, the Purchaser, the Operating Agent, the Collateral Agent and the Servicer and supersede all prior agreements and understandings relating to the subject hereof.

         Section 14.07. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF).

                  (b) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESSES SET FORTH BELOW, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 14.07(b) SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 14.08. Execution in Counterparts; Severability. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation shall not in any way be affected or impaired thereby in such jurisdiction and the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation shall not be impaired thereby in any other jurisdiction.

         Section 14.09. Descriptive Headings. The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 14.10. Limited Recourse. The obligations of the Purchaser under this Agreement and all Related Documents are solely the corporate obligations of the Purchaser. No recourse shall be had for the payment of any amount owing in respect of Purchases or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement or any other Related Document against any shareholder, employee, officer, director, agent or incorporator of the Purchaser. Any accrued obligations owing by the Purchaser under this Agreement shall be payable by the Purchaser solely to the extent that funds are available therefor from time to time in accordance with the provisions of Article VI of the Collateral Agent Agreement and Article VI of this Agreement (and such accrued obligations shall not be extinguished until paid in full).

IN WITNESS WHEREOF, the parties have caused this Receivables Purchase and Servicing Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  CARLISLE PLASTICS, INC., as Servicer

                                  By  /s/ Patrick J. O'Leary
                                      ------------------------------------
                                     Name: Patrick J. O'Leary
                                           -------------------------------
                                     Title: Chief Financial Officer
                                            ------------------------------
                                  Address: 1314 North Third Street
                                           Phoenix, AZ 85004
                                           Attention: Treasurer
                                  Phone number: (602) 407-2100
                                  Telecopier number: (602) 407-2177

                                  REDWOOD RECEIVABLES CORPORATION, as Purchaser

                                  By  /s/ Catharine L. Midkiff
                                      ------------------------------------
                                    Name: Catharine L. Midkiff
                                          --------------------------------
                                    Title: Assistant Secretary
                                          --------------------------------
                                  Address:   c/o General Electric Capital
                                             Corporation
                                             260 Long Ridge Road
                                             Stamford, Connecticut  06927
                                             Attention:  Redwood Administrator
                                  Phone number: (203) 961-5488
                                  Telecopier number: (203) 357-6330
                                                  or (203) 961-2953

                                  CARLISLE PLASTICS FUNDING
                                  CORPORATION, as Seller

                                  By  /s/ Cheryl J. Sauter
                                      ------------------------------------
                                    Name: Cheryl J. Sauter
                                          --------------------------------
                                    Title: Treasurer
                                          --------------------------------
                                  Address:   1314 North Third Street
                                             Phoenix, AZ 85004
                                             Attention: Treasurer
                                  Phone number: (602) 407-2206
                                  Telecopier number: (602) 407-2177

                                  GENERAL ELECTRIC CAPITAL CORPORATION,
                                  as Operating Agent and Collateral Agent

                                  By: /s/ THOMAS E. JOHNSTONE
                                      ------------------------------------------
                                    Title: VP - Commercial Finance, Inc.
                                          --------------------------------------
                                    Name: Thomas E. Johnstone
                                         ---------------------------------------
                                  Address:   201 High Ridge Road
                                             Stamford, Connecticut  06927
                                  Attention: Vice President -
                                             Portfolio/Carlisle
                                  Phone number: (203) 316-7606
                                  Telecopier number: (203) 316-7821

                                                                      Schedule 1

                              CONCENTRATION LIMITS

                          Short-Term          Concentration Limit
Obligor                   Debt Rating             Percentage
- -------                   -----------             ----------
Wal-Mart                  A-1 and P-1                 15%

                          A-2 and P-2                  8%

                          Any Other Rating             3%

Home Depot                A-1 and P-1                  5%
May Company
Sysco                     Any Other Rating             3%

Target (Dayton-Hudson
        Corporation)      A-2 and P-2                  5%

                          Any Other Rating             3%

Ace                                                    4%

Cotter                                                 4%

Any Other Obligor                                      3%

                                                                      Schedule 2


                                EXCLUDED OBLIGORS


                                      None

                                                                         Annex A
                                                                              to
                                                                      Schedule 2


                             FORM OF AMENDING LETTER


                                  [Insert Date]

Carlisle Plastics Funding Corporation
1314 North Third Street
Phoenix, AZ 85004
Attention: Treasurer


Redwood Receivables Corporation
c/o General Electric Capital Corporation
260 Long Ridge Road
Stamford, CT  06927
Attention:  Redwood Administrator

Carlisle Plastics, Inc.
1314 North Third Street
Phoenix, AZ 85004
Attention: Treasurer


         Re: Receivables Purchase and Servicing Agreement, dated as of March __, 1996

Ladies and Gentlemen:

                  This notice is given pursuant to the Receivables Purchase and Servicing Agreement, dated as of March __, 1996 (the "Purchase Agreement"), between Redwood Receivables Corporation, General Electric Capital Corporation, as agent for the Company (in such capacity, the "Operating Agent") and as collateral agent for the Purchaser Secured Parties, Carlisle Plastics Funding Corporation and Carlisle Plastics, Inc. Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Purchase Agreement.

                  The Operating Agent hereby amends Schedule 2 to the Purchase Agreement as follows:

                  [The following Obligors are added to Schedule 2 as "Excluded Obligors":]

                  [The following Obligors are removed from Schedule 2:]

                  The effective date of this amendment to Schedule 2 is ____________, 199_.

                                           Very truly yours,

                                           GENERAL ELECTRIC CAPITAL
                                            CORPORATION


                                           By:__________________________________
                                              Name:
                                              Title:



                                     S-2-A-1

                                                                      Schedule 3

                          DETERMINATION OF "DAILY YIELD"



MONTHLY YIELD                  =    SUM OF DAILY YIELD
                                    FOR THE SETTLEMENT PERIOD

#1)      DAILY YIELD           =     CP Interest  +    Liquidity Interest    +    LOC Interest     +   Margin
                                       Amount                Amount                  Amount            Amount

#2)      DAILY YIELD RATE      =    (Daily Yield/Capital Investment) x 360

#3)      CP INTEREST AMOUNT    =    Carlisle Funding    x    Daily Weighted    x  Redwood Funding
                                    CP Net Amount          Average CP Rate            Factor

#3a)     CARLISLE FUNDING      =    Capital Investment - Carlisle Funding Liquidity Loans Outstanding +
         CP NET AMOUNT              Carlisle Funding Liquidity Deposits - Carlisle Funding LOC Draws
                                    Outstanding + Carlisle Funding LOC Deposits

#3b)     WEIGHTED              =    Average of the rate of interest for all tranches of CP Outstanding
         CP RATE                    issued by the Purchaser, weighted by CP Outstanding in each tranche

#3c)     DAILY WEIGHTED        =    Weighted Average CP Rate / 360
         AVERAGE CP RATE

#3d)     REDWOOD FUNDING       =    Net Proceeds Amount / Aggregate CP Net Amount
         FACTOR

#4)      LIQUIDITY INTEREST    =         Carlisle Funding Outstanding        x  (Liquidity Interest Rate/360)
         AMOUNT                                 Liquidity Loans

#5)      LOC INTEREST          =          Carlisle Funding LOC Draws         x    Carlisle Funding Daily LOC
         AMOUNT                                   Outstanding                                Rate

#5a)     CARLISLE FUNDING      =    (CP Interest Amount + Liquidity Interest Amount) / Carlisle Funding
         DAILY LOC RATE             Senior Debt

#6)      MARGIN AMOUNT         =    Prior to the Commitment Termination Date:
                                    Capital Investment x Daily Margin

                                    Subsequent to the Commitment Termination Date:
                                    Capital Investment x Daily Default Margin



                                      S-3-1

Definitions

Where otherwise not defined below, capitalized terms shall have the meaning assigned to those terms in Section 1.01.

                  "Aggregate CP Net Amount" means the sum of the CP Net Amounts for all Borrowers and Sellers.

                  "Borrower" has the meaning specified in the Liquidity Loan Agreement.

                  "Carlisle Funding Liquidity Deposits" means, for any day, the amount, if any, of proceeds of Liquidity Loans made in respect of Carlisle Plastics Funding Corporation, not used to pay maturing Commercial Paper and remaining in the Collateral Account at the end of such day.

                  "Carlisle Funding Liquidity Loans Outstanding" means, for any day, all Liquidity Loans made in respect of Carlisle Plastics Funding Corporation pursuant to the Liquidity Loan Agreement.

                  "Carlisle Funding LOC Deposits" means, for any day, the amount, if any, of proceeds from LOC Draws Outstanding (as defined in the Liquidity Loan Agreement) not used to pay maturing Commercial Paper or Liquidity Loans and remaining in the Collateral Account at the end of such day.

                  "Carlisle Funding LOC Draws Outstanding" means at any time,
(a) any LOC Draws made in respect of Carlisle Plastics Funding Corporation to date minus (b) any payments received by the Letter of Credit Providers or deposited in the Reserve Account (as defined in the Liquidity Loan Agreement) in repayment of LOC Draws made in respect of Carlisle Plastics Funding Corporation made prior to such time, as allocated to Carlisle Plastics Funding Corporation by the Operating Agent in accordance with the applicable RFC Supplement as defined in and issued pursuant to the Letter of Credit Agreement and Section
6.07 of the Collateral Agent Agreement.

                  "Carlisle Funding Senior Debt" means the sum of Carlisle Funding CP Net Amount and Carlisle Funding Liquidity Loans Outstanding.

                  "CP Net Amount" means, for any Borrower or Seller, an amount equal to (i) Advances Outstanding or Capital Investment, as the case may be, minus (ii) Liquidity Loans Outstanding, plus (iii) Liquidity Deposits, minus
(iv) LOC Draws Outstanding, plus (v) LOC Deposits, each of (ii), (iii), (iv) and
(v) with respect to such Borrower or Seller.

                  "Daily Margin" and "Daily Default Margin" mean the percentage corresponding to the Net Worth, divided by 360:


Net Worth                              Daily Margin               Daily Default Margin
- ---------                              ------------               --------------------

Less than $50,000,000                      1.25                           4.25

$50,000,000 to less than                   1.00                           4.00
$60,000,000

$60,000,000 and over                       0.75                           3.75

                  "Liquidity Interest Rate" has the meaning specified in the Liquidity Loan Agreement.

                  "Net Proceeds Amount" has the meaning specified in the Liquidity Loan Agreement.

                  "Net Worth" has the meaning specified in Exhibit H.

                  "Seller" has the meaning specified in the Liquidity Loan Agreement.



                                      S-3-2

                                                                      Schedule 4

                              YIELD DISCOUNT AMOUNT

Yield Discount Amount               =        Purchase Rate Discount Amount
                                          +  Yield Volatility Discount Amount
                                          +  Unused Commitment Fee Discount Amount
                                          +  Servicing Fee Discount Amount

#1       Purchase Rate              =        Capital Investment
             Discount Amount              x  Daily Yield Rate (see Schedule 3)
                                          x  Liquidation Term Factor
                                          x  360

#2       Yield Volatility           =        Capital Investment
             Discount Amount              x  Yield Volatility Percentage
                                          x  Liquidation Term Factor

#3       Unused Commitment Fee      =        Capital Investment Available
             Discount Amount              x  Unused Commitment Fee Rate
                                          x  Liquidation Term Factor

#4       Servicing Fee              =        Outstanding Balances of Transferred
             Discount Amount                     Receivables
                                          x  Servicing Fee Rate
                                          x  Liquidation Term Factor

#5       Liquidation Term           =        Expected Liquidation Period/360
             Factor

#6       Unused Purchase            =        Purchase Limit
             Amount                       -  Capital Investment Outstanding

             "Expected Liquidation Period" means the weighted average number of days from the date of the Investment Base Certificate to the invoice due date for the Outstanding Balance of Transferred Receivables.

             "Yield Volatility Percentage" means the maximum increase in interest rates anticipated over the Expected Liquidation Period, as determined from time to time by the Collateral Agent.

                                                                      Schedule 5


                             ADDRESSES OF THE SELLER

                      Carlisle Plastics Funding Corporation
                              1401 West 94th Street
                              Minneapolis, MN 55431

                      Carlisle Plastics Funding Corporation
                              1314 North 3rd Street
                                Phoenix, AZ 85004

                                                                      Schedule 6


                         LOCKBOXES AND LOCKBOX ACCOUNTS



                                             Lockbox            Lockbox
Bank                      ABA Number         Number             Address             Street Address
- ----                      ----------         --------------     ---------------      --------------
Bank of Boston            011-000-390        530-96748

Branch Banking &          053-101-121        176-1016500
Trust

Midlantic National        021-200-012        225-4117-1
Bank

Wells Fargo               122-000-247        4755-026283

First Bank                091-000-022        602-3402347
Minneapolis

                                                                      Schedule 7


                            LIST OF SELLER AGREEMENTS


                                      None

                                                                      Schedule 8


                       LIST OF ORIGINATOR/SERVICER TRADE,
                     FICTITIOUS, ASSUMED AND "DOING BUSINESS
                                    AS" NAMES
                     ----------------------------------------

                             Carlisle Plastics, Inc.
                Carlisle Plastics, Inc. dba A & E Products Group
                  Carlisle Plastics, Inc. dba Bercon Packaging
                 Carlisle Plastics, Inc. dba Film Products Group
                Carlisle Plastics, Inc. dba Molded Products Group
                 Carlisle Plastics, Inc. dba Plastic Films Group
                    Carlisle Plastics, Inc. dba Rex Plastics

                                                                     Exhibit A-1
                                                                              to
                                                              Purchase Agreement

                  FORM OF SELLER NOTICE - Request for Purchase

                                  [Insert Date]

Redwood Receivables Corporation
C/o General Electric Capital Corporation
260 Long Ridge Road
Stamford, CT  06927
Attention:  Redwood Administrator

General Electric Capital Corporation,
         as Operating Agent
C/o General Electric Capital Corporation
201 High Ridge Road
Stamford, CT  06927
Attention:  Vice President - Portfolio/Carlisle

         Re: Receivables Purchase and Servicing Agreement, dated as of March __, 1996

Ladies and Gentlemen:

             This notice is given pursuant to Section 2.03(b) of the Receivables Purchase and Servicing Agreement, dated as of March __, 1996 (the "Purchase Agreement"), between Redwood Receivables Corporation (the "Purchaser"), General Electric Capital Corporation, as agent for the Company (in such capacity, the "Operating Agent") and as collateral agent for the Purchaser Secured Parties, Carlisle Plastics Funding Corporation (the "Seller") and Carlisle Plastics, Inc. Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Purchase Agreement.

             The Seller hereby requests that the Purchaser make a Purchase from the Seller on ___________, 19__ pursuant to Section 2.01 of the Purchase Agreement in the amount of $____________ to be disbursed to the Seller in accordance with Section 2.04 of the Purchase Agreement. The Company hereby confirms that the conditions set forth in Section 3.02 of the Purchase Agreement for the making of such Purchase have been met.

                                        Very truly yours,

                                        CARLISLE PLASTICS FUNDING CORPORATION


                                        By:____________________________
                                           Name:
                                           Title:


                                     A-1-1

                                                                     Exhibit A-2
                                                                              to
                                                              Purchase Agreement

                 FORM OF SELLER NOTICE - Reduction of Commitment

                                    [Insert Date]

Redwood Receivables Corporation
C/o General Electric Capital Corporation
260 Long Ridge Road
Stamford, CT  06927
Attention:  Redwood Administrator

General Electric Capital Corporation,
         as Operating Agent
C/o General Electric Capital Corporation
201 High Ridge Road
Stamford, CT  06927
Attention:  Vice President - Portfolio/Carlisle

         Re: Receivables Purchase and Servicing Agreement, dated as of March __, 1996

Ladies and Gentlemen:

             This notice is given pursuant to Section 2.03(b) of the Receivables Purchase and Servicing Agreement, dated as of March __, 1996 (the "Purchase Agreement"), between Redwood Receivables Corporation (the "Purchaser"), General Electric Capital Corporation, as agent for the Company (in such capacity, the "Operating Agent") and as collateral agent for the Purchaser Secured Parties, Carlisle Plastics Funding Corporation (the "Seller") and Carlisle Plastics, Inc. Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Purchase Agreement.

             The Seller hereby irrevocably notifies the Purchaser and the Operating Agent pursuant to Section 2.02(a) of the Purchase Agreement that on ____________, 19__ (which is a Business Day) the Maximum Purchase Limit shall be reduced to $_________ This reduction is the [first] [second] reduction permitted by Section 2.02(a) of the Purchase Agreement. After such reduction, the Maximum Purchase Limit will not be less than the Capital Investment [after giving effect to, and conditioned upon, the repayment of Purchases set forth in the attached notice].

                                        Very truly yours,

                                        CARLISLE PLASTICS FUNDING CORPORATION

                                        By:____________________________
                                           Name:
                                           Title:



                                     A-2-1

                                                                     Exhibit A-3
                                                                              to
                                                              Purchase Agreement

                FORM OF SELLER NOTICE - Termination of Commitment

                                  [Insert Date]


Redwood Receivables Corporation
C/o General Electric Capital Corporation
260 Long Ridge Road
Stamford, CT  06927
Attention:  Redwood Administrator

General Electric Capital Corporation,
         as Operating Agent
C/o General Electric Capital Corporation
201 High Ridge Road
Stamford, CT  06927
Attention:  Vice President - Portfolio/Carlisle

         Re: Receivables Purchase and Servicing Agreement, dated as of March __, 1996

Ladies and Gentlemen:

             This notice is given pursuant to Section 2.03(b) of the Receivables Purchase and Servicing Agreement, dated as of March __, 1996 (the "Purchase Agreement"), between Redwood Receivables Corporation (the "Purchaser"), General Electric Capital Corporation, as agent for the Company (in such capacity, the "Operating Agent") and as collateral agent for the Purchaser Secured Parties, Carlisle Plastics Funding Corporation (the "Seller") and Carlisle Plastics, Inc. Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Purchase Agreement.

             The Seller hereby irrevocably notifies the Purchaser and the Operating Agent pursuant to Section 2.02(a) of the Purchase Agreement that on ____________, 19__ (which is a Business Day at least 90 days after the date this notice is given) the Maximum Purchase Limit shall be terminated.

                                        Very truly yours,

                                        CARLISLE PLASTICS FUNDING CORPORATION

                                        By:____________________________
                                           Name:
                                           Title:



                                     A-3-1

                                                                     Exhibit A-4
                                                                              to
                                                              Purchase Agreement

             FORM OF SELLER NOTICE - Repayment of Capital Investment

                                  [Insert Date]

Redwood Receivables Corporation
C/o General Electric Capital Corporation
260 Long Ridge Road
Stamford, CT  06927
Attention:  Redwood Administrator

General Electric Capital Corporation,
         as Operating Agent
C/o General Electric Capital Corporation
201 High Ridge Road
Stamford, CT  06927
Attention:  Vice President - Portfolio/Carlisle

         Re: Receivables Purchase and Servicing Agreement, dated as of March __, 1996

Ladies and Gentlemen:

             This notice is given pursuant to Section 2.03(b) of the Receivables Purchase and Servicing Agreement, dated as of March __, 1996 (the "Purchase Agreement"), between Redwood Receivables Corporation (the "Purchaser"), General Electric Capital Corporation, as agent for the Company (in such capacity, the "Operating Agent") and as collateral agent for the Purchaser Secured Parties, Carlisle Plastics Funding Corporation (the "Seller") and Carlisle Plastics, Inc. Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Purchase Agreement.

             The Seller hereby notifies the Purchaser and the Operating Agent that on ___________, 19__ (which is a Business Day) the Seller intends to repay $__________ of Purchases currently outstanding to the Seller pursuant to Section 2.06(b) of the Purchase Agreement, including (i) all Interest accrued on the principal amount of Purchases being repaid through the date of repayment, and
(ii) any and all Breakage Costs payable under Section 2.11 of the Purchase Agreement.

                                        Very truly yours,

                                        CARLISLE PLASTICS FUNDING CORPORATION

                                        By:____________________________
                                           Name:
                                           Title:



                                     A-4-1

                                                                       Exhibit B
                                                                              to
                                                              Purchase Agreement


                           FORM OF PURCHASE ASSIGNMENT


             ASSIGNMENT, dated as of March __, 1996 between CARLISLE PLASTICS FUNDING CORPORATION (the "Seller") and REDWOOD RECEIVABLES CORPORATION (the "Purchaser").

             1. We refer to the Receivables Purchase and Servicing Agreement (the "PURCHASE AGREEMENT") dated as of March __, 1996 among the Seller, the Purchaser, Carlisle Plastics, Inc. and General Electric Capital Corporation. All provisions of such Purchase Agreement are incorporated herein by reference. All capitalized terms shall have the meanings set forth in the Purchase Agreement.

             2. The Seller does hereby sell to the Purchaser all right, title and interest of the Seller in and to all Transferred Receivables transferred to the Seller from time to time pursuant to the Receivables Transfer Agreement dated as of March __, 1996 between Carlisle Plastics, Inc. and the Seller.

             3. THIS CERTIFICATE OF ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

             IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CARLISLE PLASTICS                                 REDWOOD RECEIVABLES
  FUNDING CORPORATION                               CORPORATION



By: ________________________                      By: _________________________
    Name:                                             Name:
    Title:                                            Title:

                                                                       Exhibit C
                                                                              to
                                                              Purchase Agreement


                       FORM OF INVESTMENT BASE CERTIFICATE

                                                                       Exhibit D
                                                                              to
                                                              Purchase Agreement


                  FORM OF OFFICER'S CERTIFICATE AS TO SOLVENCY


                             CARLISLE PLASTICS, INC.


                              Officer's Certificate

             I, [Name of Officer], the duly elected [Insert Title] of Carlisle Plastics, Inc. (the "Originator"), hereby certify in connection with the Receivables Purchase and Servicing Agreement, dated as of March __, 1996 (the "Purchase Agreement"; capitalized terms used but not defined in this Officer's Certificate having the meaning set forth in the Purchase Agreement), between Carlisle Plastics Funding Corporation (the "Seller"), the Originator, Redwood Receivables Corporation (the "Purchaser") and General Electric Capital Corporation, as agent for the Purchaser (in such capacity, the "Operating Agent") and as collateral agent for the Purchaser Secured Parties (in such capacity, the "Collateral Agent"), and for the benefit of the Purchaser, the Operating Agent and the Collateral Agent, as follows:

                  (1) the performance of the Transfer Agreement, dated as of March __, 1996, between the Originator, as seller, and the Seller, as buyer, will not render the Seller insolvent; and

                  (2) the Seller will be able to remain economically viable without further investments by the Originator for the foreseeable future.

             IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this _____ day of ___________, 1996;



                                        CARLISLE PLASTICS, INC.


                                        By:____________________________
                                           Name:
                                           Title:

                                                                       Exhibit E
                                                                              to
                                                              Purchase Agreement


                     FORM OF OFFICER'S CERTIFICATE OF SELLER

                      CARLISLE PLASTICS FUNDING CORPORATION

                              Officer's Certificate

             I, [Name of Officer], the duly elected [Insert Title] of Carlisle Plastics Funding Corporation (the "Seller"), hereby certify pursuant to Section 3.01(c)(iv) of the Receivables Purchase and Servicing Agreement, dated as of March __, 1996 (the "Purchase Agreement"; capitalized terms used but not defined in this Officer's Certificate having the meaning set forth in the Purchase Agreement), between the Seller, Carlisle Plastics, Inc., Redwood Receivables Corporation (the "Purchaser") and General Electric Capital Corporation, as agent for the Purchaser (in such capacity, the "Operating Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Purchaser Secured Parties (as defined in the Purchase Agreement), and for the benefit of the Purchaser, the Operating Agent and the Collateral Agent, as follows:

                  (1) after giving effect to the effectiveness of the Purchase Agreement, no Termination Event or Incipient Event will have occurred and be continuing; and

                  (2) the representations and warranties of the Seller contained in Section 4.01 of the Purchase Agreement, in the Transfer Agreement and in any other document, certificate or financial or other statement delivered by the Seller in connection with the Purchase Agreement or the Transfer Agreement are true and correct in all material respects and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.

             IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this _____ day of ___________, 1996.

                                        CARLISLE PLASTICS FUNDING CORPORATION


                                        By:____________________________
                                           Name:
                                           Title:

                                                                       Exhibit F
                                                                              to
                                                              Purchase Agreement

                    FORM OF OFFICER'S CERTIFICATE OF SERVICER

                             CARLISLE PLASTICS, INC.

                              Officer's Certificate

             I, [Name of Officer], the duly elected [Insert Title] of Carlisle Plastics, Inc. (the "Servicer"), hereby certify pursuant to Section 3.01(d)(iv) of the Receivables Purchase and Servicing Agreement, dated as of March __, 1996 (the "Purchase Agreement"; capitalized terms used but not defined in this Officer's Certificate having the meaning set forth in the Purchase Agreement), between Carlisle Plastics Funding Corporation (the "Seller"), the Servicer, Redwood Receivables Corporation (the "Purchaser") and General Electric Capital Corporation, as agent for the Purchaser (in such capacity, the "Operating Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Purchaser Secured Parties (as defined in the Purchase Agreement), and for the benefit of the Purchaser, the Operating Agent and the Collateral Agent, as follows:

                  (1) after giving effect to the effectiveness of the Purchase Agreement, no Event of Servicer Termination or event which, with the giving of notice or lapse of time, or both, will have occurred and be continuing; and

                  (2) the representations and warranties of the Servicer contained in Section 4.02 of the Purchase Agreement and in any other document, certificate or financial or other statement delivered by the Servicer in connection with the Purchase Agreement are true and correct in all material respects and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.

             IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this _____ day of _____________, 1996.


                                        CARLISLE PLASTICS, INC.


                                        By:____________________________
                                           Name:
                                           Title:

                                                                       Exhibit G
                                                                              to
                                                              Purchase Agreement


                             FORM OF MONTHLY REPORT

                      CARLISLE PLASTICS FUNDING CORPORATION

                                                                       Exhibit H
                                                                              to
                                                              Purchase Agreement

                               FINANCIAL COVENANTS


         1. The Servicer shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP, consistently applied:

                  (a) Maximum Capital Expenditures. The Servicer and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

                                                               Aggregate Annual Maximum
                 Period Covered                                  Capital Expenditures
                 --------------                                  --------------------
         January 1, 1995 through                                     $16,000,000
         December 31, 1995

         January 1, 1996 through                                     $18,000,000
         December 31, 1999

                  (b) Minimum Net Worth. The Servicer and its Subsidiaries on a consolidated basis shall have, as at each of the dates set forth below (and shall maintain at all times during the period from and including such date through but excluding the next date immediately succeeding such date), Net Worth equal to or greater than the amount set forth opposite such date:

                    Date                                     Minimum Net Worth
                    ----                                     -----------------
         June 30, 1994                          The higher of $66,000,000 or Equity as of
                                                April 30, 1994

         September 30, 1994                     The higher of $66,000,000 or Equity as of
                                                April 30, 1994

         December 31, 1994                                      $68,000,000

         March 31, 1995                                         $69,400,000

         June 30, 1995                                          $71,300,000

         September 30, 1995                                     $70,000,000

         December 31, 1995                                      $40,000,000

         March 31, 1996                                         $40,000,000

         June 30, 1996                                          $40,000,000

         September 30, 1996                                     $42,000,000

         December 31, 1996                                      $44,000,000

         March 31, 1997                                         $45,000,000

         June 30, 1997                                          $46,000,000

         September 30, 1997                                     $48,000,000

         December 31, 1997                                      $49,000,000

                    Date                                     Minimum Net Worth
                    ----                                     -----------------
         March 31, 1998                                        $50,000,000

         June 30, 1998                                         $51,000,000

         September 30, 1998                                    $53,000,000

         December 31, 1998                                     $54,000,000

         March 31, 1999                                        $55,000,000

                  (c) Minimum Interest and Taxes Coverage Ratio. The Servicer and its Subsidiaries on a consolidated basis shall have a ratio of (i) EBITDA to
(ii) Interest Expense and taxes (as stated in the Servicer's consolidated statement of income), in each case measured as at each of the dates set forth below, for each of the periods set forth opposite such dates, of not less than the amount set forth opposite each such period and date:

                                                      Minimum Interest and Taxes
            Date             Period Covered              Coverage Ratio
            ----             --------------              --------------
June 30, 1994           July 1, 1993 through June 30,      2.2 to 1.0
                         1994

September 30, 1994      October 1, 1993 through            2.2 to 1.0
                         September 30, 1994

December 31, 1994       January 1, 1994 through            2.2 to 1.0
                         December 31, 1994

March 31, 1995          April 1, 1994 through March 31,    2.1 to 1.0
                         1995

June 30, 1995           July 1, 1994 through June 30,      2.1 to 1.0
                         1995

September 30, 1995      October 1, 1994 through            2.1 to 1.0
                         September 30, 1995

December 31, 1995       January 1, 1995 through          Not Applicable
                         December 31, 1995

January 1, 1996 through                _____             Not Applicable
March 30, 1998

March 31, 1998          April 1, 1997 through March 31,    2.0 to 1.0
                         1998

June 30, 1998           July 1, 1997 through June 30,      2.0 to 1.0
                         1998

September 30, 1998      October 1, 1997 through            2.0 to 1.0
                         September 30, 1998

December 31, 1998       January 1, 1998 through            2.0 to 1.0
                         December 31, 1998

March 31, 1999          April 1, 1998 through March 31,    2.0 to 1.0
                         1999

                  (d) Minimum Fixed Charges Coverage Ratio. The Servicer and its Subsidiaries on a consolidated basis shall have a ratio of (i) EBITDA to (ii) Fixed Charges, in each case measured as at each of the dates set forth below, for each of the periods set forth opposite such dates, of not less than the amount set forth opposite each such period and date:

                                                                     Minimum Fixed Charges
             Date                         Period Covered                Coverage Ratio
             ----                         --------------                --------------
     June 30, 1994             July 1, 1993 through June 30,              1.5 to 1.0
                               1994

     September 30, 1994        October 1, 1993 through                    1.5 to 1.0
                               September 30, 1994

     December 31, 1994         January 1, 1994 through December           1.5 to 1.0
                               31, 1994

     March 31, 1995            April 1, 1994 through March 31,            1.4 to 1.0
                               1995

     June 30, 1995             July 1, 1994 through June 30,              1.4 to 1.0
                               1995

     September 30, 1995        October 1, 1994 through                    1.4 to 1.0
                               September 30, 1995

     December 31, 1995         January 1, 1995 through December         Not Applicable
                               31, 1995

     January 1, 1996 through                  ______                    Not Applicable
     March 30, 1998

     March 31, 1998            April 1, 1997 through March 31,            1.3 to 1.0
                               1998

     June 30, 1998             July 1, 1997 through June 30,              1.3 to 1.0
                               1998

     September 30, 1998        October 1, 1997 through                    1.3 to 1.0
                               September 30, 1998

     December 31, 1998         January 1, 1998 through December           1.3 to 1.0
                               31, 1998

     March 31, 1999            April 1, 1998 through March 31,            1.3 to 1.0
                               1999

             (e) Minimum Operating Cash Flow. Servicer and its subsidiaries on a Consolidated basis shall have, at each of the dates set forth below (and shall maintain at all times during the period from and including such date through but excluding the next date immediately succeeding such date), Operating Cash Flow equal to or greater than the amount set forth opposite such date:


                                                        Minimum Operating
                   Date                                    Cash Flow
                   ----                                    ---------
for the fiscal quarter ended: March                        $ 4,000,000
31, 1996

                                                        Minimum Operating
                   Date                                    Cash Flow
                   ----                                    ---------
for the two fiscal quarter period                          $ 9,000,000
ended:  June 30, 1996

for the three fiscal quarter period                        $15,000,000
ended:  September 30, 1996

for the four fiscal quarters ended:                        $22,000,000
December 31, 1996

for the four fiscal quarters ended:                        $24,000,000
March 31, 1997

for the four fiscal quarters ended:                        $24,000,000
June 30, 1997

for the four fiscal quarters ended:                        $24,000,000
September 30, 1997

for the four fiscal quarters ended:                        $24,000,000
December 31, 1997


         2. The Seller shall not breach or fail to comply with each of the following financial covenants as of any Settlement Date:

            (i)   Default Ratio less than 6%;

            (ii)  Delinquency Ratio less than 8%;

            (iii) Dilutions-to-Collections Ratio less than 5%;

            (iv)  Receivable Collection Turnover less than 70 days;

            (v)   Seller Net Worth Percentage at least 5%.

         3. (a)   Capitalized terms used in this Exhibit H and not defined in the Purchase Agreement shall have the following respective meanings:

                  "Capital Expenditures" shall mean all payments for any fixed assets or improvements, or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP, and, in any event, shall include Capital Lease Obligations and all asset purchases secured by purchase money security interests.

                  "Capital Lease" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet, other than, any such lease under which such Person is the lessor.

                  "Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

                  "Debt Service Charges" shall mean, with respect to the Servicer and its Subsidiaries on a consolidated basis, for any fiscal period of the Servicer, the sum of (i) Interest Expense in respect of


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Funded Debt plus (ii) regularly scheduled payments of principal on Funded Debt, in each case of the Servicer and its Subsidiaries for such period.

                  "EBITDA" shall mean, with respect to the Servicer and its Subsidiaries on a consolidated basis, for any fiscal period of the Servicer (i) Net Income plus (ii) to the extent deducted in determining Net Income, Interest Expense and taxes (as stated in the Servicer's consolidated statement of income) plus (iii) to the extent deducted in determining Net Income, depreciation, amortization and other similar non-cash charges minus (iv) to the extent added in determining Net Income, extraordinary gains plus (v) to the extent deducted in determining Net Income, extraordinary losses.

                  "Equity" shall mean the assets of the Servicer and its Subsidiaries on a consolidated basis less (i) reserves applicable thereto and
(ii) the liabilities of the Servicer and its Subsidiaries on a consolidated basis, all as determined in accordance with GAAP.

                  "Fixed Charges" shall mean, with respect to the Servicer and its Subsidiaries on a consolidated basis, for any fiscal period of the Servicer, the sum of (i) Debt Service Charges plus (ii) taxes (as stated in the Servicer's consolidated statement of income), in each case of the Servicer for such period.

                  "Funded Debt" shall mean, with respect to the Servicer and its Subsidiaries, on a consolidated basis, all of its Indebtedness which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one year from or is directly or indirectly renewable or extendible at its option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, including in each instance current maturities of long-term debt (and the current portion of long-term debt in the last year of its term), revolving credit and short-term debt extendible beyond one year at the option of the debtor, and shall also include, without limitation, Indebtedness arising under or in connection with any interest rate swap agreement or arrangements, the Revolving Credit Loan, the Letter of Credit Obligations and the other Obligations.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

                  "Indebtedness" of any Person shall mean (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but excluding obligations to trade creditors incurred in the ordinary course of business), (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all Capital Lease Obligations, (v) all obligations arising under or in connection with any interest rate swap agreement or arrangements, (vi) all Indebtedness referred to in clause (i), (ii), (iii),
(iv) or (v) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) the Obligations, and (viii) all liabilities under Title IV of ERISA.

                  "Interest Expense" shall mean, for any fiscal period of the Servicer, interest expense of the Servicer for such period in respect of Funded Debt, excluding the amortization of capitalized debt transaction costs.

                  "Net Income" shall mean, with respect to the Servicer and its Subsidiaries on a consolidated basis, for any fiscal period, the Servicer's consolidated net income (or loss) after income and franchise taxes and shall have the meaning given such term by GAAP; provided, that, there shall be


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specifically excluded therefrom net income of any Person that is not a, direct or indirect, wholly-owned Subsidiary of the Servicer, unless received by the Servicer in cash.

                  "Net Worth" shall mean the sum of (i) the higher of $66,000,000 or Equity as of April 30, 1994 plus (ii) Net Income since April 30, 1994 through and including the applicable measurement date.

                  "Operating Cash Flow" shall mean EBITDA less Capital Expenditures.

                  "Revolving Credit Advance" shall have the meaning assigned to it in Section 1.1(a) of the Credit Agreement.

                  "Seller's Net Worth Percentage" shall mean (i) shareholders' equity, divided by (ii) total assets, in each case of the Seller.

                  "Subordinated Debt" shall mean any Indebtedness issued or otherwise owing by the Servicer in favor of any Subsidiary or by any Subsidiary in favor of the Servicer (a) the payment of which is subordinated to the payment of the Obligations in form and substance satisfactory to Agent in its sole discretion and (b) which is incurred pursuant to documentation or entry in the financial records of the Servicer or a Subsidiary, as applicable, in form and substance satisfactory to Agent in its sole discretion. Subordinated Debt shall include, without limitation, Indebtedness of the Subsidiaries in favor of the Servicer set forth on Schedule 6.3A of the Credit Agreement and any extensions, renewals, substitutions, refinancings or replacements permitted by Section 6.3 of the Credit Agreement and Indebtedness of the Subsidiaries in favor of the Servicer expressly permitted by Section 6.3 of the Credit Agreement.

                  "Subsidiary" shall mean, with respect to any Person, (i) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty percent (50%) or more of such Stock whether by proxy, agreement, operation of law or otherwise and (ii) any partnership in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner. Unless otherwise expressly provided, all references in this Exhibit H to a "Subsidiary" shall mean a Subsidiary of the Servicer.

                  "Taxes" shall mean taxes, levies, imposts, duties, deductions, Charges or withholdings of whatsoever nature, and all liabilities with respect thereto, imposed by any domestic or foreign government or any subdivision or taxing authority thereof.

                  (b) Any accounting term used in this Exhibit H shall have, unless otherwise specifically provided in this Exhibit H, the meaning customarily given such term in accordance with GAAP, and all financial computations shall be computed, unless otherwise specifically provided in this Exhibit H, in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in this Exhibit H then the Servicer, parties to the Purchase Agreement agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Servicer's and its Subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. "Accounting Changes" means (i) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), and (ii) changes in accounting principles concurred in by the Servicer's certified public accountants. In the event, if any, that the parties to the


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

Purchase Agreement shall have agreed upon the required amendments, then after such agreement has been evidenced in writing and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in this Exhibit H shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If the parties to the Purchase Agreement cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all financial statements delivered and all calculations of financial covenants and other standards and terms in accordance with this Exhibit H shall be prepared, delivered and made without regard to the underlying Accounting Change.

                  (c) All other undefined terms contained in this Schedule shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of New York to the extent the same are used or defined therein. References to Persons include their respective permitted successors and assigns or, in the case of a Governmental Authority, Persons succeeding to the relevant functions of such Persons. All references to statutes and related regulations shall include all amendments of same and any successor or replacement statutes and regulations.

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